                                [LEXINGTON LOGO]

    PROSPECTUS MAY 3, 1999

     THE LEXINGTON FUNDS(R)

DOMESTIC EQUITY FUNDS      INTERNATIONAL AND GLOBAL      FIXED-INCOME FUNDS AND      PRECIOUS METALS FUNDS
                           FUNDS                         MONEY MARKET FUNDS

LEXINGTON GROWTH AND       LEXINGTON GLOBAL              LEXINGTON GNMA              LEXINGTON GOLDFUND,
  INCOME FUND, INC.        CORPORATE LEADERS             INCOME FUND, INC.             INC.
                           FUND, INC.

LEXINGTON SMALLCAP         LEXINGTON INTERNATIONAL       LEXINGTON GLOBAL   INCOME   LEXINGTON SILVER   FUND,
  FUND, INC.                 FUND, INC.                  FUND                        INC.

                           LEXINGTON WORLDWIDE           LEXINGTON MONEY   MARKET
                             EMERGING MARKETS            TRUST
                           FUND, INC.

                           LEXINGTON SMALL CAP ASIA
                           GROWTH FUND, INC.

                           LEXINGTON TROIKA DIALOG
                             RUSSIA FUND, INC.

The Securities and Exchange Commission has not approved nor disapproved the shares of any of the Funds. The Securities and Exchange Commission also has not determined whether this Prospectus is accurate or complete. Any person who tells you that the Securities and Exchange Commission has made such an approval or determination is committing a crime.

        TABLE OF CONTENTS

                        Domestic Equity Funds
                          Lexington Growth and Income Fund, Inc. ...................    4
                          Lexington SmallCap Fund, Inc. ............................    6
                        International and Global Funds
                          Lexington Global Corporate Leaders Fund, Inc. ............    8
                          Lexington International Fund, Inc. .......................   10
                          Lexington Worldwide Emerging Markets Fund, Inc. ..........   12
                          Lexington Small Cap Asia Growth Fund, Inc. ...............   14
                          Lexington Troika Dialog Russia Fund, Inc. ................   16
                        Fixed Income Funds and Money Market Funds
                          Lexington GNMA Income Fund, Inc. .........................   18
                          Lexington Global Income Fund..............................   20
                          Lexington Money Market Trust..............................   22
                        Precious Metals Funds
                          Lexington Goldfund, Inc. .................................   24
                          Lexington Silver Fund, Inc. ..............................   26
                        Risks of Investing
                          Risks of Investing in Mutual Funds........................   28
                          Risks of Investing in Securities of Small Companies.......   28
                          Risks of Investing in Foreign Securities..................   28
                          Risks of Investing in Lower Quality Debt Securities.......   29
                          Risks of Investing in Securities of Russian Companies.....   29
                          Non-diversified Portfolio.................................   29
                          Precious Metals...........................................   30
                          Temporary Defensive Position..............................   30
                        Management of the Funds.....................................   31
                        Shareholder Information
                          Investment Options........................................   37
                          What You Need to Know About Your Lexington Account........   38
                          Becoming a Lexington Shareholder..........................   38
                          Buying Additional Shares..................................   38
                          Exchanging Shares.........................................   39
                          Minimum Account Balance...................................   39
                          Redeeming Your Shares.....................................   40
                          Redeeming by Written Instruction..........................   40
                          Redeeming by Telephone....................................   40
                          Redeeming by Check........................................   41
                          Systematic Withdrawal Plan................................   41
                          How Fund Shares are Priced................................   41
                          Dividends and Capital Gain Distributions..................   42
                          Taxes.....................................................   42
                        Distribution of Fund's Shares...............................   44
                        Financial Highlights........................................   45

              LEXINGTON GROWTH AND INCOME FUND, INC.

   RISK/RETURN SUMMARY

   INVESTMENT     - The Lexington Growth and Income Fund's principal investment
    OBJECTIVE       objective is long-term capital appreciation. Income is a
                    secondary objective.

    INVESTMENT     The Lexington Growth and Income Fund, Inc. ("the Fund") will
      STRATEGY     invest at least 65% of its total assets in common stocks of
                   U.S. companies, which may include dividend paying securities and securities convertible into shares of common stock. The
                   Fund seeks to invest in large, ably managed and well financed companies. The investment approach is to identify high quality companies with good earnings and price momentum which sell at attractive valuations.

                   The Fund may invest the remaining 35% of its assets in foreign securities and smaller capitalization companies.


      PRINCIPAL    Through stock investment, the Fund may expose you to common
          RISKS    stock risks which may cause you to lose money if there is a sudden decline in the share price of one or more of the companies in the Fund's portfolio. Due to the inherent effects of the stock market, the value of the Fund will fluctuate with the movement of the market as well as in response to the activities of individual companies in the Fund's portfolio.

                   For a more detailed risk discussion involving investments in this Fund, please read "Risks of Investing" on page 28.

  DOMESTIC EQUITY FUNDS

                        BAR CHART AND PERFORMANCE TABLE

The bar chart and performance table below show the risks of investing in the Fund. The chart shows changes in the performance from 1989 through 1998. The table shows how the average annual return compares with the most commonly used index for its market segment for 1, 5 and 10 years (or since inception). You should remember that past performance is not an indication of future performance.

  PAST FUND PERFORMANCE The chart at the left below shows the risk of investing in the Fund and how the Fund's total return has varied from year-to-year. The chart at the right compares the Fund's performance with the most commonly used index for its market segment. Of course, past performance is no guarantee of future results.

  ----------------------------------------------------------------------------

                                                                         GROWTH & INCOME FUND
                                                                         --------------------
1989                                                                            27.56%
1990                                                                           -10.27%
1991                                                                            24.87%
1992                                                                            12.36%
1993                                                                            13.22%
1994                                                                            -3.11%
1995                                                                            22.57%
1996                                                                            26.46%
1997                                                                            30.36%
1998                                                                            21.42%

                                                            AVERAGE ANNUAL RETURNS THROUGH 12/31/98

                                                            Growth &
                                                            Income Fund     21.42(%) 18.90(%) 15.76(%)
                                                            S&P 500         28.72(%) 24.09(%) 19.22(%)
                                                            ----------------------------------------
                                                                            1 Year   5 Year       10
                                                                                                Year

--------------------------------------------------------------------------------
  During the ten year period shown in the above bar graph chart, the fund's highest quarterly return was 21.95% for the fourth quarter in 1998 and the fund's lowest quarterly return was -14.87% for the third quarter in 1990.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
                                                             FEES AND
                                                             EXPENSES

SHAREHOLDER FEES (Paid directly from your investment)
  Maximum Sales Charges (Load) Imposed on Purchases (as a %
    of offering price)                                              None
  Maximum Deferred Sales Charge (Load)                              None
  Maximum Sales Charge (Load) Imposed on Reinvested
    Dividends/Distributions                                         None
  Redemption Fee (as a % of amount redeemed, if applicable)         None
  Exchange Fee                                                      None
  30-Day Redemption/Exchange Fee                                    None
  Maximum Account Fee                                               None
ANNUAL FUND OPERATING EXPENSES (Paid from Fund assets)
  Management Fees                                                  0.63%
  Rule 12b-1 Fees                                                  0.25%
  Other Fees                                                       0.28%
------------------------------------------------------------------------
TOTAL FUND OPERATING EXPENSES                                      1.16%

Example of Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% annual return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year    3 Years   5 Years   10 Years
---------------------------------------
$118.23   $368.48   $638.31   $1,408.96

See "Management of the Fund" for more complete descriptions of such costs and expenses.

              LEXINGTON SMALLCAP FUND, INC.

   RISK/RETURN SUMMARY

  INVESTMENT       -  The Lexington SmallCap Fund's principal investment
   OBJECTIVE          objective is long-term capital appreciation. The Lexington
                      SmallCap Fund will seek to obtain its objective through investment in equity securities and equivalents primarily of domestic companies having market capitalizations of less than $1 billion.




  INVESTMENT       The Lexington SmallCap Fund, Inc. (the "Fund") will invest at
    STRATEGY       least 90% of its assets in domestic companies having market capitalizations between $20 million and $1 billion at the time of investment. The Fund may invest the remaining 10% of its assets in a similar manner, or in securities of companies with market capitalizations below $20 million, above $1 billion, foreign companies with dollar denominated shares traded in the United States, American Depository Shares or
                   Receipts, real estate investment trusts and cash. The Fund will invest primarily in listed securities or those traded over-the-counter.

                   In selecting investments for the Fund, Lexington Management Corporation ("the Manager") and the sub-adviser have established a universe of small capitalization stocks that are screened using the sub-adviser's proprietary stock selectivity model. The quality of each company including its risk/reward prospects are reviewed and analyzed. This approach takes into account both value and growth stocks. Once the stocks are evaluated and ranked by expected future relative price performance, the Manager and sub-adviser build the portfolio, taking into account both sector and diversification considerations.

      PRINCIPAL    Through stock investment, the Fund may expose you to common
          RISKS    stock risks which may cause you to lose money if there is a sudden decline in the share price of one or more of the companies in the Fund's portfolio. Due to the inherent effects of the stock market, the value of the Fund will fluctuate with the movement of the market as well as in response to the activities of individual companies in the Fund's portfolio. Also, the Fund's focus on small cap stocks may expose investors to additional risks. Smaller companies typically have more limited product lines, markets and financial resources than larger companies, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. As a result, small cap stocks, and therefore the Fund, may fluctuate significantly more in value than larger cap stocks and funds that focus on them.

                   For a more detailed risk discussion involving investments in this Fund, please read "Risks of Investing" on page 28.

  DOMESTIC EQUITY FUNDS

                        BAR CHART AND PERFORMANCE TABLE

The bar chart and performance table below show the risks of investing in the Fund. The chart shows changes in the performance since inception (01/02/96) through 12/31/98. The table shows how the average annual returns compares with the most commonly used index for its market segment for 1, 5 and 10 years (or since inception). You should remember that past performance is not an indication of future performance.

  PAST FUND PERFORMANCE The chart at the left below shows the risk of investing in the Fund and how the Fund's total return has varied from year-to-year. The chart at the right compares the Fund's performance with the most commonly used index for its market segment. Of course, past performance is no guarantee of future results.

  ----------------------------------------------------------------------------

                                                                            SMALL CAP FUND
                                                                            --------------
1996                                                                            17.50%
1997                                                                            10.47%
1998                                                                             6.73%

                                                            AVERAGE ANNUAL RETURNS THROUGH 12/31/98
                                                            SmallCap Fund         6.73(%)  11.51(%)
                                                            Russell 2000 Index   -2.55(%)  11.56(%)
                                                            ---------------------------------------
                                                                                  1 Year      Since
                                                                                           Inception
                                                                                           (01/02/96)

--------------------------------------------------------------------------------
  During the three year period shown in the above bar graph chart, the fund's highest quarterly return was 15.04% for the fourth quarter in 1998 and the fund's lowest quarterly return was -11.43% for the fourth quarter in 1997.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
                                                             FEES AND
                                                             EXPENSES

SHAREHOLDER FEES (Paid directly from your investment)
  Maximum Sales Charges (Load) Imposed on Purchases (as a %
    of offering price)                                            None
  Maximum Deferred Sales Charge (Load)                            None
  Maximum Sales Charge (Load) Imposed on Reinvested
    Dividends/Distributions                                       None
  Redemption Fee (as a % of amount redeemed, if applicable)       None
  Exchange Fee                                                    None
  30-Day Redemption/Exchange Fee                                  None
  Maximum Account Fee                                             None
ANNUAL FUND OPERATING EXPENSES (Paid from Fund assets)*
  Management Fees                                                1.00%
  Rule 12b-1 Fees                                                0.25%
  Other Fees                                                     1.67%
------------------------------------------------------------------------
TOTAL FUND OPERATING EXPENSES                                    2.92%

* In 1998, 0.33% of the management fee was voluntarily waived by the Manager, and as a result, net expenses were actually
  2.59%.

Example of Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% annual return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year    3 Years    5 Years    10 Years
-----------------------------------------
$295.04   $903.65   $1,537.84   $3,242.41

See "Management of the Fund" for more complete descriptions of such costs and expenses.

              LEXINGTON GLOBAL CORPORATE LEADERS FUND, INC.

   RISK/RETURN SUMMARY

   INVESTMENT      -  The Lexington Global Corporate Leaders Fund's investment
    OBJECTIVE         objective is to seek long-term growth of capital through
                      investment in equity securities and equity equivalents of foreign and U.S. companies.

   INVESTMENT      The Lexington Global Corporate Leaders Fund, Inc. (the
     STRATEGY      "Fund") normally invests at least 65% of its total assets in a diversified portfolio of blue chip securities that the Manager believes represent "corporate leaders" in their respective industries.

                   The Fund may invest in the securities of companies and governments of the following regions:

                   -  Asia Region (including Japan);

                   -  Europe;

                   -  Latin America;

                   -  Africa;

                   -  North America (including U.S. and Canada); and,

                   - Other areas and countries as the Manager may decide from time to time.

                   The Fund will normally invest in at least three different countries. The Fund intends to select the countries, currencies and companies that provide the greatest potential for long- term growth.

                   The Fund may invest 35% of its total assets in:

                   -  securities of smaller capitalization companies;

                   -  debt securities; and

                   -  other investments.

      PRINCIPAL    Through stock investment, the Fund may expose you to common
          RISKS    stock risks which may cause you to lose money if there is a sudden decline in the share price of one of the companies in the Fund's portfolio. Due to the inherent effects of stock markets, the value of the Fund will fluctuate with the movements as well as in response to the activities of individual companies in the Fund's portfolio. By investing in foreign stocks, the Fund exposes shareholders to additional risks. Some foreign stock markets tend to be more volatile than the U.S. market due to economic and political instability and regulatory conditions in these countries. In addition, most of the foreign securities in which the Fund invests are denominated in foreign currencies, whose values may decline against the U.S. dollar.

                   For a more detailed risk discussion involving investments in this Fund, please read "Risks of Investing" on page 28.

        INTERNATIONAL FUNDS

                        BAR CHART AND PERFORMANCE TABLE

The bar chart and performance table below show the risks of investing in the Fund. The chart shows changes in the performance from 1989 through 1998. The table shows how the average annual return compares with the most commonly used index for its market segment for 1, 5 and 10 years (or since inception). You should remember that past performance is not an indication of future performance.

  PAST FUND PERFORMANCE The chart at the left below shows the risk of investing in the Fund and how the Fund's total return has varied from year-to-year. The chart at the right compares the Fund's performance with the most commonly used index for its market segment. Of course, past performance is no guarantee of future results.

  ----------------------------------------------------------------------------

                                                                     GLOBAL CORPORATE LEADERS FUND
                                                                     -----------------------------
89                                                                              25.10%
90                                                                             -16.75%
91                                                                              15.55%
92                                                                              -3.55%
93                                                                              31.88%
94                                                                               1.84%
95                                                                              10.69%
96                                                                              16.43%
97                                                                               6.90%
98                                                                              19.06%

                                                         AVERAGE ANNUAL RETURNS THROUGH 12/31/98

                                                         Global Corporate
                                                         Leaders Fund      19.06(%) 10.81(%) 9.84(%)
                                                         MSCI-World Index  24.80(%) 15.77(%) 10.70(%)
                                                         ------------------------------------------
                                                                           1 Year   5 Year       10
                                                                                               Year

--------------------------------------------------------------------------------
  During the ten year period shown in the above bar graph chart, the fund's highest quarterly return was 16.76% for the fourth quarter in 1998 and the fund's lowest quarterly return was -18.32% for the third quarter in 1990.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
                                                             FEES AND
                                                             EXPENSES

SHAREHOLDER FEES (Paid directly from your investment)
  Maximum Sales Charges (Load) Imposed on Purchases (as a %
    of offering price)                                            None
  Maximum Deferred Sales Charge (Load)                            None
  Maximum Sales Charge (Load) Imposed on Reinvested
    Dividends/Distributions                                       None
  Redemption Fee (as a % of amount redeemed, if applicable)       None
  Exchange Fee                                                    None
  30-Day Redemption/Exchange Fee                                  None
  Maximum Account Fee                                             None
ANNUAL FUND OPERATING EXPENSES (Paid from Fund assets)
  Management Fees                                                1.00%
  Rule 12b-1 Fees                                                 None
  Other Fees                                                     1.12%
------------------------------------------------------------------------
TOTAL FUND OPERATING EXPENSES                                    2.12%

Example of Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% annual return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year    3 Years    5 Years    10 Years
-----------------------------------------
$215.05   $663.92   $1,139.01   $2,451.76

See "Management of the Fund" for more complete descriptions of such costs and expenses.

              LEXINGTON INTERNATIONAL FUND, INC.

   RISK/RETURN SUMMARY

   INVESTMENT      -  The Lexington International Fund's investment objective is
    OBJECTIVE         to seek long-term growth of capital through investment in
                      equity securities and equity equivalents of companies outside of the U.S.




  INVESTMENT       The Lexington International Fund, Inc. (the "Fund") will
    STRATEGY       invest at least 65% of its total assets in securities and
                   equivalents of companies outside of the U.S. The Fund generally invests the remaining 35% of its total assets in a similar manner, but may invest those assets in companies in the United States, in debt securities or other investments.

                   The Fund intends to provide investors with the opportunity to invest in a portfolio of securities of companies and governments located throughout the world. In making the allocation of assets among the various countries and geographic regions, the Fund considers such factors as prospects for relative economic-growth; expected levels of inflation and interest rates; government polices influencing business conditions; the range of investment opportunities available to international investors; and other pertinent financial, tax, social, political and national factors -- all in relation to the prevailing prices of the securities in each country or region. The Fund does not anticipate concentrating its investments in any particular region.

      PRINCIPAL    Through stock investment, the Fund may expose you to common
          RISKS    stock risks which may cause you to lose money if there is a sudden decline in the share price of one or more of the companies in the Fund's portfolio. Due to the inherent effects of stock markets, the value of the Fund will fluctuate with the movement of the markets as well as in response to the activities of individual companies in the Fund's portfolio. By investing in foreign stocks, the Fund exposes shareholders to additional risks. Foreign stock markets tend to be more volatile than the U.S. market due to economic and political instability and regulatory conditions in some countries. In addition, most of the foreign securities in which the Fund invests are denominated in foreign currencies, whose values may decline against the U.S.
                   dollar.

                   For a more detailed risk discussion involving investments in this Fund, please read "Risks of Investing" on page 28.

        INTERNATIONAL FUNDS

                        BAR CHART AND PERFORMANCE TABLE

The bar chart and performance table below show the risks of investing in the Fund. The chart shows changes in the performance since inception (01/03/94) through 1998. The table shows how the average annual return compares with the most commonly used index for its market segment for 1, 5 and 10 years (or since inception). You should remember that past performance is not an indication of future performance.

  PAST FUND PERFORMANCE The chart at the left below shows the risk of investing in the Fund and how the Fund's total return has varied from year-to-year. The chart at the right compares the Fund's performance with the most commonly used index for its market segment. Of course, past performance is no guarantee of future results.

  ----------------------------------------------------------------------------

                                                                          INTERNATIONAL FUND
                                                                          ------------------
94                                                                               5.87%
95                                                                               5.77%
96                                                                              13.57%
97                                                                               1.61%
98                                                                              19.02%

                                                            AVERAGE ANNUAL RETURNS THROUGH 12/31/98

                                                            International Fund    19.02(%)     9.00(%)
                                                            EAFE                  20.33(%)     9.25(%)
                                                            ----------------------------------------------
                                                                                  1 Year   Since Inception
                                                                                             (01/03/94)

--------------------------------------------------------------------------------
  During the five year period shown in the above bar graph chart, the fund's highest quarterly return was 17.09% for the fourth quarter in 1998 and the fund's lowest quarterly return was -10.65% for the fourth quarter in 1997.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
                                                             FEES AND
                                                             EXPENSES

SHAREHOLDER FEES (Paid directly from your investment)
  Maximum Sales Charges (Load) Imposed on Purchases (as a %
    of offering price)                                            None
  Maximum Deferred Sales Charge (Load)                            None
  Maximum Sales Charge (Load) Imposed on Reinvested
    Dividends/Distributions                                       None
  Redemption Fee (as a % of amount redeemed, if applicable)       None
  Exchange Fee                                                    None
  30-Day Redemption/Exchange Fee                                  None
  Maximum Account Fee                                             None
ANNUAL FUND OPERATING EXPENSES (Paid from Fund assets)*
  Management Fees                                                1.00%
  Rule 12b-1 Fees                                                0.25%
  Other Fees                                                     1.00%
------------------------------------------------------------------------
TOTAL FUND OPERATING EXPENSES                                    2.25%

* In 1998, 0.50% of the management fee was voluntarily waived by the Manager, and as a result, net expenses were actually
  1.75%.

Example of Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% annual return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year    3 Years    5 Years    10 Years
-----------------------------------------
$228.09   $703.27   $1,204.94   $2,584.93

See "Management of the Fund" for more complete descriptions of such costs and expenses.

              LEXINGTON WORLDWIDE EMERGING MARKETS FUND, INC.

   RISK/RETURN SUMMARY

   INVESTMENT      -  The Lexington Worldwide Emerging Markets Fund's investment
    OBJECTIVE         objective is to seek long-term growth of capital primarily through investment in equity securities and equity equivalents of emerging market companies.




  INVESTMENT       The Lexington Worldwide Emerging Markets Fund, Inc. (the
    STRATEGY       "Fund") will invest at least 65% of its total assets
                   according to its investment objective. The Fund's definition of emerging markets includes, but is not limited to, the following:

                   - Africa: Botswana, Egypt, Ghana, Ivory Coast, Kenya, Mauritius, Morocco, Namibia, South Africa, Swaziland, Tunisia, Zambia and Zimbabwe;

                   - Asia: Bahrain, Bangladesh, China, Hong Kong, India, Indonesia, Malaysia, Pakistan, the Philippines, Singapore, South Korea, Sri Lanka, Taiwan and Thailand;

                   - Europe: Croatia, Cyprus, Czech Republic, Estonia, Finland, Greece, Hungary, Latvia, Lithuania, Poland, Portugal, Romania, Russia, Slovakia and Slovenia;

                   -  The Middle East: Israel, Jordan, Lebanon, Oman and Turkey;

                   - Latin America: Argentina, Bolivia, Brazil, Chile, Colombia, Ecuador, Mexico, Nicaragua, Peru and Venezuela.

                   The Manager of the Fund considers an emerging markets company to be any company domiciled in an emerging market country, or any company that derives 50% or more of its total revenue from either goods or services produced or sold in countries with emerging markets.

                   The Fund may invest the remaining 35% of its assets in equity securities without regard to whether the issuer qualifies as an emerging market company, debt securities denominated in the currency of an emerging market country or issued or guaranteed by an emerging market company or the government of an emerging market country, short-term or medium-term debt securities or other types of securities.

                   The Fund's investment approach is to focus on positive returns through long-term capital gains. The investment strategy is based on a top-down approach that compares macro trends, such as economics, politics, industry trends, and commodity trends on a relative basis. Countries are grouped regionally and globally and ranked based on their macro scores. Once specific countries are identified as relative outperformers, specific companies are selected as investments. The selection process for selecting individual companies is based on fundamental research, industry themes, and identifying specific catalysts for growth.

      PRINCIPAL    Through stock investment, the Fund may expose you to common
          RISKS    stock risks which may cause you to lose money if there is a sudden decline in the share price of one of the companies in the Fund's portfolio. In addition, the risks of investing in emerging markets are considerable. Emerging stock markets tend to be more volatile than the U.S. market due to the relative immaturity, and occasional instability, of their political and economic systems. In the past many emerging markets restricted the flow of money into or out of their stock markets, and some continue to impose restrictions on foreign investors. These markets tend to be less liquid and offer less regulatory protection for investors. The economies of emerging countries may be predominately based on only a few industries or on revenue from particular commodities, international aid and other assistance. In addition, most of the foreign securities in which the Fund invests are denominated in foreign currencies, whose values may decline against the U.S. dollar.

                   For a more detailed risk discussion involving investments in this Fund, please read "Risks of Investing" on page 28.

        INTERNATIONAL FUNDS

                        BAR CHART AND PERFORMANCE TABLE

The bar chart and performance table below show the risks of investing in the Fund. The chart shows changes in the performance from 1989 through 1998*. The table shows how the average annual return compares with the most commonly used index for its market segment for 1, 5 and 10 years (or since inception). You should remember that past performance is not an indication of future performance.

* Prior to June 17, 1991, the Fund operated under a different investment objective.

  PAST FUND PERFORMANCE The chart at the left below shows the risk of investing in the Fund and how the Fund's total return has varied from year-to-year. The chart at the right compares the Fund's performance with the most commonly used index for its market segment. Of course, past performance is no guarantee of future results.

  ----------------------------------------------------------------------------

                                                                    WORLDWIDE EMERGING MARKETS FUND
                                                                    -------------------------------
89                                                                              28.11%
90                                                                             -14.44%
91                                                                              24.19%
92                                                                               3.77%
93                                                                              63.37%
94                                                                             -13.81%
95                                                                              -5.93%
96                                                                               7.38%
97                                                                             -11.40%
98                                                                             -29.06%

                                                               AVERAGE ANNUAL RETURNS THROUGH 12/31/98
                                                               Worldwide
                                                               Emerging
                                                               Markets Fund  -29.06(%) -11.36(%)   2.36(%)
                                                               MSCI
                                                               Emerging
                                                               Markets Free  -25.34(%)  -9.27(%)  10.95(%)
                                                               EAFE           20.33(%)   9.25(%)   5.86(%)
                                                               -----------------------------------------
                                                                              1 Year    5 Year     10
                                                                                                  Year
   -----------------------------------------------------------------------------------------------------
   During the ten year period shown in the above bar graph chart, the fund's highest quarterly return was 31.81% for the fourth quarter in 1993 and the fund's lowest quarterly return was -26.18% for the third quarter in 1998.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
                                                             FEES AND
                                                             EXPENSES

SHAREHOLDER FEES (Paid directly from your investment)
  Maximum Sales Charges (Load) Imposed on Purchases (as a %
    of offering price)                                            None
  Maximum Deferred Sales Charge (Load)                            None
  Maximum Sales Charge (Load) Imposed on Reinvested
    Dividends/Distributions                                       None
  Redemption Fee (as a % of amount redeemed, if applicable)       None
  Exchange Fee                                                    None
  30-Day Redemption/Exchange Fee                                  None
  Maximum Account Fee                                             None
ANNUAL FUND OPERATING EXPENSES (Paid from Fund assets)
  Management Fees                                                1.00%
  Rule 12b-1 Fees                                                0.25%
  Other Fees                                                     0.60%
------------------------------------------------------------------------
TOTAL FUND OPERATING EXPENSES                                    1.85%

Example of Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% annual return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year    3 Years    5 Years    10 Years
-----------------------------------------
$187.91   $581.69   $1,000.66   $2,169.16

See "Management of the Fund" for more complete descriptions of such costs and expenses.

              LEXINGTON SMALL CAP ASIA GROWTH FUND, INC.

   RISK/RETURN SUMMARY

   INVESTMENT     -  The Lexington Small Cap Asia Growth Fund's investment
    OBJECTIVE        objective is to seek long-term capital appreciation
                     primarily by investing in equity securities and equity equivalents of companies in the Asia Region having market capitalizations of less than $1 billion.

  INVESTMENT       The Lexington Small Cap Asia Growth Fund, Inc. (the "Fund")
    STRATEGY       will normally invest at least 65% of its total assets in
                   equity securities of smaller companies in the Asia Region.
                   The Fund will primarily invest in listed securities but may also invest in unlisted securities.

                   The Fund intends to invest primarily in companies which:

                   -  have proven management;

                   - are undervalued and under-researched by the investment community;

                   -  are within industry sectors with strong growth prospects;
                      and

                   - which have potential investment returns that are superior to the Asian market as a whole.

                   The Fund may invest 35% of its total assets in:

                   - companies with market capitalizations of $1 billion or more;

                   - companies outside the Asia Region (e.g. Australia or New Zealand);

                   -  debt securities; and

                   -  other investments.

                   The Fund considers the following countries to be in the Asia Region:(1)

                               Bangladesh India      Malaysia         Singapore  Taiwan
                               China      Indonesia  Pakistan         Sri Lanka  Thailand
                               Hong Kong  Korea      The Philippines  Vietnam

                   The Fund will normally invest in at least three different countries. The Fund does not intend to invest in Japanese securities.

      PRINCIPAL    Through stock investment, the Fund may expose you to common
          RISKS    stock risks which may cause you to lose money if there is a sudden decline in the share price in one of the companies in the Fund's portfolio. The Fund's volatility may be increased by its heavy concentration in emerging Asian markets as they tend to be much more volatile than the U.S. market due to their relative immaturity and instability. The economies of emerging countries may be predominately based on only a few industries or on revenue from particular commodities, international aid and other assistance. Some emerging Asian countries, such as Malaysia in 1998, have restricted the flow or money into or out of the country. Emerging markets also tend to be less liquid and offer less regulatory protection for investors. Since mid-1997 Asia has faced serious economic problems and disruptions, causing substantial losses for some investors. Also, most of the securities in which the Fund invests are denominated in foreign currencies, whose values may decline against the U.S. dollar.

                   For a more detailed risk discussion involving investments in this Fund, please read "Risks of Investing" on page 28.

                   (1) The Fund considers a company to be within the Asia Region if its principal securities' trading market is located in the Asia Region.
 14

        INTERNATIONAL FUNDS

                        BAR CHART AND PERFORMANCE TABLE

The bar chart and performance table below show the risks of investing in the Fund. The chart shows changes in the performance since inception (07/03/95) through 12/31/98. The table shows how the average annual return compares with the most commonly used index for its market segment for 1, 5 and 10 years (or since inception). You should remember that past performance is not an indication of future performance.

  PAST FUND PERFORMANCE The chart at the left below shows the risk of investing in the Fund and how the Fund's total return has varied from year-to-year. The chart at the right compares the Fund's performance with the most commonly used index for its market segment. Of course, past performance is no guarantee of future results.

  ----------------------------------------------------------------------------

                                                                   CROSBY SMALL CAP ASIA GROWTH FUND
                                                                   ---------------------------------
95                                                                              -4.39%
96                                                                              25.50%
97                                                                             -42.32%
98                                                                             -19.41%

                                                               AVERAGE ANNUAL RETURNS THROUGH 12/31/98
                                                               Crosby Small Cap
                                                               Asia Growth Fund     -19.41(%) -14.82(%)
                                                               MSCI All Country
                                                               Far East ex-Japan     -4.83(%) -13.21(%)
                                                               EAFE                  20.33(%) 10.24(%)
                                                               ---------------------------------------
                                                                                    1 Year       Since
                                                                                             Inception
                                                                                             (07/03/95)
   ---------------------------------------------------------------------------------------------------
   During the four year period shown in the above bar graph chart, the fund's highest quarterly return was 23.43% for the fourth quarter in 1998 and the fund's lowest quarterly return was -41.41% for the fourth quarter in 1997.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
                                                             FEES AND
                                                             EXPENSES

SHAREHOLDER FEES (Paid directly from your investment)
  Maximum Sales Charges (Load) Imposed on Purchases (as % of
    offering price)                                               None
  Maximum Deferred Sales Charge (Load)                            None
  Maximum Sales Charge (Load) Imposed on Reinvested
    Dividends/Distributions                                       None
  Redemption Fee (as % of amount redeemed, if applicable)         None
  Exchange Fee                                                    None
  30-Day Redemption/Exchange Fee                                  None
  Maximum Account Fee                                             None
ANNUAL FUND OPERATING EXPENSES (Paid from Fund assets)*
  Management Fees                                                1.25%
  Rule 12b-1 Fees                                                 None
  Other Fees                                                     1.61%
------------------------------------------------------------------------
TOTAL FUND OPERATING EXPENSES                                    2.86%

* In 1998, 0.36% of the management fee was voluntarily waived by the Manager, and as a result, net expenses were actually
  2.50%.

Example of Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% annual return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year    3 Years    5 Years    10 Years
-----------------------------------------
$289.06   $885.87   $1,508.50   $3,185.46

See "Management of the Fund" for more complete descriptions of such costs and expenses.

              LEXINGTON TROIKA DIALOG RUSSIA FUND, INC.

   RISK/RETURN SUMMARY

   INVESTMENT      -  The Lexington Troika Dialog Russia Fund's investment
    OBJECTIVE         objective is to seek long-term capital appreciation
                      through investment primarily in equity securities of Russian companies.

  INVESTMENT       The Lexington Troika Dialog Russia Fund, Inc. (the "Fund")
    STRATEGY       seeks to achieve its objective by investing at least 65% of its total assets in equity securities and equity equivalents of Russian companies. The Fund may invest the other 35% of its total assets in debt securities issued by Russian companies and debt securities issued or guaranteed by the Russian government. The Fund may also invest in the equity securities of issuers outside of Russia which the Fund believes will experience growth in revenue and profits from participation in the development of the economies of the former Soviet Union.

      PRINCIPAL    The Fund's investments will include investments in Russian
          RISKS    companies that have characteristics and business
                   relationships common to companies outside of Russia, and as a result, outside economic forces may cause fluctuations in the value of securities held by the Fund.

                   Additional risks associated with investing in securities of Russian issuers include:

                   - The lack of available reliable financial information which has been prepared and audited in accordance with U.S. or Western European generally accepted accounting principles and auditing standards;

                   - The extremely volatile and often illiquid nature of the secondary market for Russian securities;

                   - A cumbersome share registration system for recording ownership of Russian securities which may adversely affect a person's ability to prove ownership.

                   - The potential for unfavorable action such as expropriation, dilution, devaluation, default or excessive taxation by the Russian government or any of its agencies or political subdivisions with respect to investments in Russian securities by or for the benefit of foreign entities.

                   The Fund is a non-diversified investment company. There is additional risk associated with being non-diversified, since a greater proportion of total assets may be invested in a single company.

                   For a more detailed risk discussion involving investments in this Fund, please read "Risks of Investing" on page 28.

        INTERNATIONAL FUNDS

                        BAR CHART AND PERFORMANCE TABLE

The bar chart and performance table below show the risks of investing in the Fund. The chart shows changes in the performance since inception (07/03/96) through 12/31/98. The table shows how the average annual return compares with the most commonly used index for its market segment for 1, 5 and 10 years (or since inception). You should remember that past performance is not an indication of future performance.

  PAST FUND PERFORMANCE The chart at the left below shows the risk of investing in the Fund and how the Fund's total return has varied from year-to-year. The chart at the right compares the Fund's performance with the most commonly used index for its market segment. Of course, past performance is no guarantee of future results.
  ----------------------------------------------------------------------------

                                                                       TROIKA DIALOG RUSSIA FUND
                                                                       -------------------------
96                                                                              -9.01%
97                                                                              67.50%
98                                                                             -82.99%

                                                               AVERAGE ANNUAL RETURNS THROUGH
                                                               12/31/98
                                                               Troika Dialog
                                                               Russia Fund        -82.99(%) -40.63(%)
                                                               Moscow Times
                                                               Index              -79.62(%) -30.08(%)
                                                               Russian Trading
                                                               System Index       -85.15(%) -41.79(%)
                                                               --------------------------------------
                                                                                   1 Year       Since
                                                                                            Inception
                                                                                            (07/03/96)
   --------------------------------------------------------------------------------------------------

   During the three year period shown in the above bar graph chart, the fund's highest quarterly return was 46.00% for the first quarter in 1997 and the fund's lowest quarterly return was -64.89%
   for the third quarter in 1998.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
                                                             FEES AND
                                                             EXPENSES

SHAREHOLDER FEES (Paid directly from your investment)
  Maximum Sales Charges (Load) Imposed on Purchases (as a %
    of offering price)                                            None
  Maximum Deferred Sales Charge (Load)                            None
  Maximum Sales Charge (Load) Imposed on Reinvested
    Dividends/Distributions                                       None
  Redemption Fee (as a % of amount redeemed, if applicable)+     2.00%
  Exchange Fee                                                    None
  30-Day Redemption/Exchange Fee                                  None
  Maximum Account Fee                                             None
ANNUAL FUND OPERATING EXPENSES (Paid from Fund assets)*
  Management Fees                                                1.25%
  Rule 12b-1 Fees                                                0.25%
  Other Fees                                                     1.14%
------------------------------------------------------------------------
TOTAL FUND OPERATING EXPENSES                                    2.64%

* In 1998, expenses were reduced by 0.80% as a result of redemption fee proceeds. Net expenses were actually 1.84%.

+ The 2.00% redemption fee only applies to shares held less than 365 days.

Example of Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% annual return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year    3 Years    5 Years    10 Years
-----------------------------------------
$471.84   $820.41   $1,400.12   $2,973.44

You would pay the following expenses if you did not redeem your shares:

1 Year    3 Years    5 Years    10 Years
-----------------------------------------
$267.12   $820.41   $1,400.12   $2,973.44

See "Management of the Fund" for more complete descriptions of such costs and expenses.

              LEXINGTON GNMA INCOME FUND, INC.

   RISK/RETURN SUMMARY

   INVESTMENT      -  The Lexington GNMA Income Fund's investment objective is
    OBJECTIVE         to seek a high level of current income, consistent with
                      liquidity and safety of principal, through investment primarily in mortgage-backed GNMA ("Ginnie Mae")
                      Certificates that are guaranteed as to the timely payment of principal and interest by the United States Government.

  INVESTMENT       Under normal conditions, the Lexington GNMA Income Fund, Inc.
    STRATEGY       (the "Fund") will invest at least 80% of the value of its
                   total assets in Government National Mortgage Association
                   ("GNMA") mortgage-backed securities (also known as "GNMA
                   Certificates").(2) The remaining assets of the Fund will be invested in other securities issued or guaranteed by the U.S.
                   Government, including U.S. Treasury securities.

      PRINCIPAL    Through investment in GNMA securities, the Fund may expose
          RISKS    you to certain risks which may cause you to lose money.
                   Mortgage prepayments are affected by the level of interest rates and other factors, including general economic conditions and the underlying location and age of the mortgage. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of GNMA securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the life of a pool. Because prepayments of principal generally occur when interest rates are declining, it is likely that the Fund may have to reinvest the proceeds of prepayments at lower interest rates than those of their previous investments. If this occurs, the Fund's yields will decline correspondingly.

                   For a more detailed risk discussion involving investments in this Fund, please read "Risks of Investing" on page 28.

                   (2) Please refer to the statement of additional information for a complete description of GNMA certificates and Modified Pass through GNMA Certificates. The Fund intends to use the proceeds from principal payments to purchase additional GNMA Certificates or other U.S. Government guaranteed securities.

            FIXED-INCOME FUNDS AND MONEY MARKET FUNDS

                        BAR CHART AND PERFORMANCE TABLE

The bar chart and performance table below show the risks of investing in the Fund. The chart shows changes in the performance from 1989 through 1998. The table shows how the average annual return compares with the most commonly used index for its market segment for 1, 5 and 10 years (or since inception). You should remember that past performance is not an indication of future performance.

  PAST FUND PERFORMANCE The chart at the left below shows the risk of investing in the Fund and how the Fund's total return has varied from year-to-year. The chart at the right compares the Fund's performance with the most commonly used index for its market segment. Of course, past performance is no guarantee of future results.

  ----------------------------------------------------------------------------

                                                                           GNMA INCOME FUND
                                                                           ----------------
89                                                                              15.60%
90                                                                               9.23%
91                                                                              15.75%
92                                                                               5.19%
93                                                                               8.06%
94                                                                              -2.07%
95                                                                              15.91%
96                                                                               5.71%
97                                                                              10.20%
98                                                                               7.52%

                                                            AVERAGE ANNUAL RETURNS THROUGH 12/31/98

                                                            GNMA Income Fund   7.52(%) 7.29(%) 8.98(%)
                                                            Lehman Brothers
                                                            Mortgage-Backed
                                                            Securities Index   6.96(%) 7.23(%) 9.13(%)
                                                            ----------------------------------------
                                                                               1 Year  5 Year 10  Year

--------------------------------------------------------------------------------
  During the ten year period shown in the above bar graph chart, the fund's highest quarterly return was 8.88% for the second quarter in 1989 and the fund's lowest quarterly return was -2.42% for the first quarter in 1994.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
                                                             FEES AND
                                                             EXPENSES

SHAREHOLDER FEES (Paid directly from your investment)
  Maximum Sales Charges (Load) Imposed on Purchases (as a %
    of offering price)                                            None
  Maximum Deferred Sales Charge (Load)                            None
  Maximum Sales Charge (Load) Imposed on Reinvested
    Dividends/Distributions                                       None
  Redemption Fee (as a % of amount redeemed, if applicable)       None
  Exchange Fee                                                    None
  30-Day Redemption/Exchange Fee                                  None
  Maximum Account Fee                                             None
ANNUAL FUND OPERATING EXPENSES (Paid from Fund assets)
  Management Fees                                                0.57%
  Rule 12b-1 Fees                                                 None
  Other Fees                                                     0.44%
------------------------------------------------------------------------
TOTAL FUND OPERATING EXPENSES                                    1.01%

Example of Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% annual return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year    3 Years   5 Years   10 Years
---------------------------------------
$103.01   $321.54   $557.85   $1,236.24

See "Management of the Fund" for more complete descriptions of such costs and expenses.

              LEXINGTON GLOBAL INCOME FUND

   RISK/RETURN SUMMARY

   INVESTMENT      -  The Lexington Global Income Fund's investment objective is
    OBJECTIVE         to seek high current income. Capital appreciation is a
                      secondary objective. The Lexington Global Income Fund invests in a combination of foreign and domestic high-yield, lower rated or unrated debt securities.

  INVESTMENT       The Lexington Global Income Fund (the "Fund") invests in a
    STRATEGY       variety of foreign and domestic high yield, lower rated or unrated debt securities.

                   The Fund, under normal conditions, invests substantially all of its assets in lower rated or unrated debt securities of domestic companies, companies in developed foreign countries, and companies in emerging markets. The credit quality of the foreign debt securities which the Fund intends to buy is generally equal to U.S. corporate debt securities known as "junk bonds". The debt securities in which the Fund invests consist of bonds, notes, debentures and other similar instruments. The Fund may invest in debt securities issued by foreign governments, their agencies and instrumentalities, central banks, commercial banks and other corporate entities. The Fund may invest up to 100% of its total assets in domestic and foreign debt securities that are rated below investment grade or are of comparable quality. The Fund may also invest in securities that are in default as to payment of principal and/or interest, and bank loan participations and assignments.

                   The Fund's investment strategy stresses diversification to help reduce the Fund's price volatility. Global fixed income securities are divided into four categories. The categories reflect whether the securities are U.S. dollar denominated or not and whether borrowers are in developed markets or emerging markets. The Fund then seeks to select the best values in each of these four segments. The balance the Fund maintains between these sectors attempts to limit the price volatility.

      PRINCIPAL    Through investment in bonds, the Fund may expose you to
          RISKS    certain risks which may cause you to lose money. Junk bonds have a higher risk of default, tend to be less liquid, and may be more difficult to value. The Fund could lose money because of foreign government actions, political instability, or lack of adequate and accurate information. Currency and investment risks tend to be higher in emerging markets.

                   The Fund is a non-diversified investment company. There is additional risk associated with being non-diversified, since a greater proportion of total assets may be invested in a single company.

                   For a more detailed risk discussion involving investments in this Fund, please read "Risks of Investing" on page 28.

            FIXED-INCOME FUNDS AND MONEY MARKET FUNDS

                        BAR CHART AND PERFORMANCE TABLE

The bar chart and performance table below show the risks of investing in the Fund. The chart shows changes in the performance from 1989 through 1998.* The table shows how the average annual return compares with the most commonly used index for its market segment for 1, 5 and 10 years (or since inception). You should remember that past performance is not an indication of future performance.

* Prior to December 31, 1994, the Fund operated under a different investment objective.

  PAST FUND PERFORMANCE The chart at the left below shows the risk of investing in the Fund and how the Fund's total return has varied from year-to-year. The chart at the right compares the Fund's performance with the most commonly used index for its market segment. Of course, past performance is no guarantee of future results.

  ----------------------------------------------------------------------------

                                                                          GLOBAL INCOME FUND
                                                                          ------------------
89                                                                               7.40%
90                                                                               6.62%
91                                                                              10.03%
92                                                                               6.51%
93                                                                              10.90%
94                                                                              -6.52%
95                                                                              20.10%
96                                                                              13.33%
97                                                                               5.00%
98                                                                               8.21%

                                                               AVERAGE ANNUAL RETURNS THROUGH 12/31/98
                                                               Global Income
                                                               Fund             8.21(%) 7.65(%) 7.96(%)
                                                               Lehman
                                                               Brothers
                                                               Global Bond
                                                               Index           15.33(%) 8.43(%) 9.33(%)
                                                               ---------------------------------------
                                                                               1 Year     5       10
                                                                                        Year     Year

   ------------------------------------------------------------------------------------------
   During the ten year period shown in the above bar graph chart, the fund's highest quarterly return was 8.76% for the second quarter in 1995 and the fund's lowest quarterly return was -6.61% for the first quarter in 1994.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
                                                             FEES AND
                                                             EXPENSES

SHAREHOLDER FEES (Paid directly from your investment)
  Maximum Sales Charges (Load) Imposed on Purchases (as % of
    offering price)                                               None
  Maximum Deferred Sales Charge (Load)                            None
  Maximum Sales Charge (Load) Imposed on Reinvested
    Dividends/Distributions                                       None
  Redemption Fee (as % of amount redeemed, if applicable)         None
  Exchange Fee                                                    None
  30-Day Redemption/Exchange Fee                                  None
  Maximum Account Fee                                             None
ANNUAL FUND OPERATING EXPENSES (Paid from Fund assets)*
  Management Fees                                                1.00%
  Rule 12b-1 Fees                                                0.25%
  Other Fees                                                     0.64%
------------------------------------------------------------------------
TOTAL FUND OPERATING EXPENSES                                    1.89%

* In 1998, 0.39% of the management fee was voluntarily waived by the Manager, and as a result, net expenses were actually
  1.50%.

Example of Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% annual return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year    3 Years    5 Years    10 Years
-----------------------------------------
$191.94   $593.91   $1,021.27   $2,211.54

See "Management of the Fund" for more complete descriptions of such costs and expenses.

              LEXINGTON MONEY MARKET TRUST

   RISK/RETURN SUMMARY

   INVESTMENT      -  The Lexington Money Market Trust's investment objective is
    OBJECTIVE         to seek as high a level of current income from short-term
                      investments as is consistent with the preservation of capital and liquidity. The Lexington Money Market Trust seeks to maintain a stable net asset value of $1 per share.

  INVESTMENT       The Lexington Money Market Trust (the "Fund") will invest in
    STRATEGY       short-term money market instruments that have been rated in one of the two highest rating categories by both S&P and Moody's, both major rating agencies. The Fund invests in short-term money market instruments (those with a remaining maturity of 397 days or less) that offer attractive yields and are considered to be undervalued relative to issues of similar credit quality and interest rate sensitivity.

                   The Fund will also insure that its money market instruments average weighted maturities do not exceed 90 days.

      PRINCIPAL    An investment in the Fund is not insured or guaranteed by the
          RISKS    Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

                    MONEY MARKET FUNDS

For information on the Fund's 7-day yield please call the Fund at 1-800-526-0056. You should remember that past performance is not an indication of future performance.

SHAREHOLDER FEES (Paid directly from your investment)
  Maximum Sales Charges (Load) Imposed on Purchases (as a %
    of offering price)                                            None
  Maximum Deferred Sales Charge (Load)                            None
  Maximum Sales Charge (Load) Imposed on Reinvested
    Dividends/Distributions                                       None
  Redemption Fee (as a % of amount redeemed, if applicable)       None
  Exchange Fee                                                    None
  30-Day Redemption/Exchange Fee                                  None
  Maximum Account Fee                                             None
ANNUAL FUND OPERATING EXPENSES (Paid from Fund assets)*
  Management Fees                                                0.50%
  Rule 12b-1 Fees                                                 None
  Other Fees                                                     0.55%
------------------------------------------------------------------------
TOTAL FUND OPERATING EXPENSES                                    1.05%
  Fee Waiver and/or Expense Reimbursement                        0.05%
NET EXPENSES                                                     1.00%





* Lexington Management Corporation has contractually agreed to reduce its management fee in order to limit the Fund's annual total operating expenses (exclusive of taxes and interest) to 1.00%. This agreement has a one-year term, renewable at the end of each fiscal year.

Example of Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% annual return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year    3 Years   5 Years   10 Years
---------------------------------------
$102.00   $318.40   $552.46   $1,224.62

See "Management of the Fund" for more complete descriptions of such costs and expenses.

FEES AND EXPENSES                                                         23

              LEXINGTON GOLDFUND, INC.

   RISK/RETURN SUMMARY

   INVESTMENT      -  The Lexington Goldfund's investment objective is to attain
    OBJECTIVE         capital appreciation and such hedge against the loss of
                      buying power of the U.S. Dollar as may be obtained through investment in gold and securities of companies engaged in mining or processing gold throughout the world.

  INVESTMENT       Under normal conditions the Lexington Goldfund, Inc. (the
    STRATEGY       "Fund") will invest at least 65% of the value of its total assets in gold and the equity securities of companies engaged in mining or processing gold ("gold-related securities"). The
                   Fund may also invest in other precious metals, including platinum, palladium and silver. The Fund intends to invest less than half of the value of its assets in gold and other precious metals.

                   The Fund's performance and ability to meet its objective will be largely dependent on the market value of gold. The portfolio manager seeks to maximize on advances and minimize on declines by monitoring and anticipating shifts in the relative values of gold related companies throughout the world. A substantial portion of the Fund's investments will be in the securities of foreign issuers.

      PRINCIPAL    Through stock investment, the Fund may expose you to common
          RISKS    stock risks which may cause you to lose money if there is a sudden decline in the share price in one of the companies in the Fund's portfolio. Due to the inherent effects of the stock market, the value of the Fund will fluctuate with the movement of the market as well as in response to the activities of individual companies in the Fund's portfolio.
                   In addition, the Fund's focus on precious metals and precious metal stocks may expose the investor to additional risks. The market for gold or other precious metals is concentrated in countries that have the potential for instability and the market for gold and other precious metals is widely unregulated. As a result, the price of precious gold and precious metal stocks, and therefore the Fund, may fluctuate significantly.

                   The Fund is a non-diversified investment company. There is additional risk associated with being non-diversified, since a greater proportion of total assets may be invested in a single company.

                   For a more detailed risk discussion involving investments in this Fund, please read "Risks of Investing" on page 28.

                          PRECIOUS METAL FUNDS

                        BAR CHART AND PERFORMANCE TABLE

The bar chart and performance table below show the risks of investing in the Fund. The chart shows changes in the performance from 1989 through 1998. The table shows how the average annual return compares with the most commonly used index for its market segment for 1, 5 and 10 years (or since inception). You should remember that past performance is not an indication of future performance.

  PAST FUND PERFORMANCE The chart at the left below shows the risk of investing in the Fund and how the Fund's total return has varied from year-to-year. The chart at the right compares the Fund's performance with the most commonly used index for its market segment. Of course, past performance is no guarantee of future results.

  ----------------------------------------------------------------------------

1989        23.62%
1990       -20.65%
1991        -6.14%
1992       -20.51%
1993        86.96%
1994        -7.28%
1995        -1/89%
1996         7.84%
1997       -42.98%
1998        -6.39%



                                                            AVERAGE ANNUAL RETURNS THROUGH 12/31/98

                                                            Goldfund       -6.39(%) -12.14(%)  -3.28(%)
                                                            Gold Bullion   -0.83(%)  -6.02(%)  -3.50(%)
                                                            S&P 500        28.72(%)  24.09(%)  19.22(%)
                                                            ----------------------------------------
                                                                           1 Year    5 Year    10 Year


--------------------------------------------------------------------------------
  During the ten year period shown in the above bar graph chart, the fund's highest quarterly return was 34.36% for the second quarter in 1993 and the fund's lowest quarterly return was -29.07% for the fourth quarter in 1997.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
                                                             FEES AND
                                                             EXPENSES

SHAREHOLDER FEES (Paid directly from your investment)
  Maximum Sales Charges (Load) Imposed on Purchases (as a %
    of offering price)                                              None
  Maximum Deferred Sales Charge (Load)                              None
  Maximum Sales Charge (Load) Imposed on Reinvested
    Dividends/Distributions                                         None
  Redemption Fee (as a % of amount redeemed, if applicable)         None
  Exchange Fee                                                      None
  30-Day Redemption/Exchange Fee                                    None
  Maximum Account Fee                                               None
ANNUAL FUND OPERATING EXPENSES (Paid from Fund assets)
  Management Fees                                                  0.92%
  Rule 12b-1 Fees                                                  0.25%
  Other Fees                                                       0.57%
------------------------------------------------------------------------
TOTAL FUND OPERATING EXPENSES                                      1.74%

Example of Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% annual return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year    3 Years   5 Years   10 Years
---------------------------------------
$176.84   $547.99   $943.74   $2,051.67

See "Management of the Fund" for more complete descriptions of such costs and expenses.

              LEXINGTON SILVER FUND, INC.

   RISK/RETURN SUMMARY

   INVESTMENT      -  The Lexington Silver Fund's investment objective is to
    OBJECTIVE         maximize total return on its assets from long-term growth
                      of capital and income principally through investment in a portfolio of securities which are engaged in the exploration, mining, processing, fabrication or distribution of silver ("silver-related companies") and in silver bullion.

  INVESTMENT       Lexington Silver Fund, Inc. (the "Fund") will seek to achieve
    STRATEGY       its objective through investment in common stocks of
                   established silver-related companies and in silver bullion which have the potential for long-term growth of capital or income, or both. The common stocks of silver-related companies in which the Fund intends to invest may or may not pay dividends. The Fund may also invest in other types of securities of silver-related companies including convertible securities, preferred stocks, bonds, notes and warrants. When the Manager believes that the return on debt securities will equal or exceed the return on common stocks, the Fund may, in pursuing its objective of maximizing growth and income, substantially increase its holding in debt securities.

                   The securities in which the Fund invests include issues of established silver-related companies domiciled in the United States, Canada and Mexico as well as other silver producing countries throughout the world. At least 80% of the Fund's assets will be invested in established silver-related companies which have been in business more than three years. Approximately 80% of silver is provided as a by-product or co-product of other mining operations, such as gold mining. The Fund has the ability to significantly increase its exposure to silver by increasing its holding of silver bullion.

      PRINCIPAL    Through stock investment, the Fund may expose you to common
          RISKS    stock risks which may cause you to lose money if there is a sudden decline in the share price in one of the companies in the Fund's portfolio. Due to the inherent effects of the stock market, the value of the Fund will fluctuate with the movement of the market as well as in response to the activities of individual companies in the Fund's portfolio.
                   In addition, the Fund's focus on precious metals and precious metal stocks may expose the investor to additional risks. The market for silver is relatively limited, the sources of silver are concentrated in countries that have the potential for instability and the market for silver is widely unregulated. As a result, the price of silver, and therefore the Fund, may fluctuate significantly.

                   The Fund is a non-diversified investment company. There is additional risk associated with being non-diversified, since a greater proportion of total assets may be invested in a single company.

                   For a more detailed risk discussion involving investments in this Fund, please read "Risks of Investing" on page 28.

                          PRECIOUS METAL FUNDS

                        BAR CHART AND PERFORMANCE TABLE

The bar chart and performance table below show the risks of investing in the Fund. The chart shows changes in the performance since inception (01/02/92) through 12/31/98. The table shows how the average annual returns compares with the most commonly used index for its market segment for 1, 5 and 10 years (or since inception). You should remember that past performance is not an indication of future performance.

  PAST FUND PERFORMANCE The chart at the left below shows the risk of investing in the Fund and how the Fund's total return has varied from year-to-year. The chart at the right compares the Fund's performance with the most commonly used index for its market segment. Of course, past performance is no guarantee of future results.

  ----------------------------------------------------------------------------

                                                                              SILVER FUND
                                                                              -----------
92                                                                            -19.01%
93                                                                             76.52%
94                                                                             -8.37%
95                                                                             12.37%
96                                                                              2.38%
97                                                                             -8.05%
98                                                                            -29.64%

                                                            AVERAGE ANNUAL RETURNS THROUGH 12/31/98

                                                            Silver Fund
                                                            S&P 500      -29.64(%) - 7.37(%)  0.96(%)
                                                            Silver        28.72(%)  24.09(%) 19.51(%)
                                                            Bullion      -16.51(%)  -0.43(%)  3.39(%)
                                                            ----------------------------------------
                                                                          1 Year   5 Year      Since
                                                                                            Inception
                                                                                            (01/02/92)

--------------------------------------------------------------------------------
  During the seven year period shown in the above bar graph chart, the fund's highest quarterly return was 28.47% for the second quarter in 1993 and the fund's lowest quarterly return was -18.60% for the fourth quarter in 1994.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
                                                             FEES AND
                                                             EXPENSES

SHAREHOLDER FEES (Paid directly from your investment)
  Maximum Sales Charges (Load) Imposed on Purchases (as a %
    of offering price)                                              None
  Maximum Deferred Sales Charge (Load)                              None
  Maximum Sales Charge (Load) Imposed on Reinvested
    Dividends/Distributions                                         None
  Redemption Fee (as a % of amount redeemed, if applicable)         None
  Exchange Fee                                                      None
  30-Day Redemption/Exchange Fee                                    None
  Maximum Account Fee                                               None
ANNUAL FUND OPERATING EXPENSES (Paid from Fund assets)
  Management Fees                                                  1.00%
  Rule 12b-1 Fees                                                   None
  Other Fees                                                       1.37%
------------------------------------------------------------------------
TOTAL FUND OPERATING EXPENSES                                      2.37%

Example of Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% annual return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year    3 Years    5 Years    10 Years
-----------------------------------------
$240.12   $739.46   $1,265.42   $2,706.22

See "Management of the Fund" for more complete descriptions of such costs and expenses.

              RISKS OF INVESTING

RISKS OF INVESTING IN MUTUAL FUNDS

The following risks are common to all mutual funds and, therefore, apply to the
Funds:

- Market Risk. The market value of a security may go up or down, sometimes rapidly and unpredictably. A decline in market value may cause a security to be worth less than it was at the time of purchase. Market risk applies to individual securities, a particular sector or the entire economy.

- Manager Risk. Fund management affects Fund performance. A Fund may lose money if the Fund manager's investment strategy does not achieve the Fund's objective or the manager does not implement the strategy properly.

- Year 2000 Risk. Preparing for Year 2000 is a high priority for the Manager. The Manager is diligently working with external partners, suppliers, vendors and other service providers to ensure that the systems with which it interacts will remain operational at all times. The Manager does not anticipate that the move to Year 2000 will have a material impact on its ability to continue to provide the Funds with service at current levels; however, the Manager cannot make any assurances that the steps it has taken to ensure Year 2000 compliance will be successful. In addition, there can be no assurance that Year 2000 issues will not affect the companies in which the Funds invest or worldwide markets and economies.

RISKS OF INVESTING IN SECURITIES OF SMALL COMPANIES

The following risks apply to all mutual funds that invest in securities of small companies (market value of less than U.S. $1 billion) including Lexington SmallCap Fund, Lexington Small Cap Asia Growth Fund and Lexington Troika Dialog Russia Fund.

Investing in small companies generally involve greater risk than investing in larger companies for the following reasons, among others:

-  limited product lines;

-  limited markets or financial or managerial resources;

-  their securities may be more susceptible to losses and risks of bankruptcy;

- their securities may trade less frequently and with lower volume, leading to greater price fluctuations; and,

- their securities are subject to increased volatility and reduced liquidity due to limited market making and arbitrage activities.

RISKS OF INVESTING IN FOREIGN SECURITIES

The following risks apply to all mutual funds that invest in foreign securities including Lexington Small Cap Asia Growth Fund, Lexington Global Corporate Leaders Fund, Lexington Goldfund, Lexington Growth and Income Fund, Lexington International Fund, Lexington Global Income Fund, Lexington Silver Fund, Lexington Troika Dialog Russia Fund and Lexington Worldwide Emerging Markets Fund.

- Legal System and Regulation Risk. Foreign countries have different legal systems and different regulations concerning financial disclosure, accounting and auditing standards. Corporate financial information that would be disclosed under U.S. law may not be available. Foreign accounting and auditing standards may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards. Additionally, government oversight of foreign stock exchanges and brokerage industries may be less stringent than in the U.S.

                              RISKS OF INVESTING

- Currency Risk. Most foreign stocks are denominated in the currency of the stock exchange where they are traded. The Fund's Net Asset Value is denominated in U.S. dollars. The exchange rate between the U.S. dollar and most foreign currencies fluctuates; therefore, the Net Asset Value of the Fund will be affected by a change in the exchange rate between the U.S. dollar and the currencies in which the Fund's stocks are denominated. The Fund may also incur transaction costs associated with exchanging foreign currencies into U.S. dollars.

- Stock Exchange and Market Risk. Foreign stock exchanges generally have less volume than U.S. stock exchanges. Therefore, it may be more difficult to buy or sell shares of foreign securities, which increases the volatility of share prices on such markets. Additionally, trading on foreign stock markets may involve longer settlement periods and higher transaction costs.

- Expropriation Risk. Foreign governments may expropriate the Fund's investments either directly by restricting the Fund's ability to sell a security or by imposing exchange controls that restrict the sale of a currency or by taxing the Fund's investments at such high levels as to constitute confiscation of the security. There may be limitations on the ability of the Fund to pursue and collect a legal judgment against a foreign government.

RISKS OF INVESTING IN LOWER-QUALITY DEBT SECURITIES

The following risks apply to all mutual funds that invest in lower-quality debt securities commonly referred to as "junk bonds" including Lexington Global Income Fund and Lexington Troika Dialog Russia Fund.

Junk bonds are highly speculative. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of issuers of their securities to make principal and interest payments than with higher-grade debt securities.

RISKS OF INVESTING IN SECURITIES OF RUSSIAN COMPANIES

The following risks apply to all mutual funds that invest in securities of Russian companies including Lexington Troika Dialog Russia Fund.

- Political Risk. Since the breakup of the Soviet Union in 1991, Russia has experienced and continues to experience dramatic political and social change. Russia is undergoing a rapid transition from a centrally-controlled command system to a more market-oriented democratic model. The Funds may be affected unfavorably by political developments, social instability, changes in government policies, and other political and economic developments.

- Market Concentration and Liquidity Risk. The Russian securities markets are substantially smaller, less liquid and more volatile than the securities markets in the United States. A few issuers represent a large percentage of market capitalization and trading volume. Due to these factors and despite the Funds' policies on liquidity, it may be difficult for the Funds to buy or sell some securities because of the poor liquidity.

- Settlement and Custody Risk. Ownership of shares in Russian companies is recorded by the companies themselves and by registrars instead of through a central registration system. It is possible that the Funds' ownership rights could be lost through fraud or negligence. Since the Russian banking institutions and registrars are not guaranteed by the state, the Funds may not be able to pursue claims on behalf of the Funds' shareholders.

NON-DIVERSIFIED PORTFOLIO

The following risks apply to all mutual funds that are non-diversified investment companies including Lexington Goldfund, Lexington Silver Fund, Lexington Global Income Fund and Lexington Troika Dialog Russia Fund.

These Funds may invest a greater proportion of their total assets in a single company, which increases risk. However, these Funds intend to comply with diversification requirements of the federal tax law to qualify as regulated investment companies. For more detailed information on the federal tax law diversification requirement, see the tax section of the Fund's Statement of Additional Information.

PRECIOUS METALS

The following risks apply to all mutual funds that invest in precious metals including Lexington Goldfund and Lexington Silver Fund.

Precious metal investments have the following characteristics:

-  earn no income;

-  transaction and storage costs may be higher; and

-  the Fund will realize gain only with an increase in the market price.

TEMPORARY DEFENSIVE POSITION

When the Funds anticipate unusual market or other conditions, they may temporarily depart from their goal and invest substantially in high-quality short-term investments. This could help the Fund avoid losses but may mean lost opportunities.

              MANAGEMENT OF THE FUNDS

INVESTMENT ADVISER

Lexington Management Corporation (LMC), a wholly-owned subsidiary of Lexington Global Asset Managers, Inc. ("LGAM"), is the investment adviser to the Lexington Funds. LMC and its predecessor companies, registered investment advisers under the Investment Advisers Act of 1940, as amended, were established in 1938. LMC is located at P.O. Box 1515, Park 80 West Plaza Two, Saddle Brook, New Jersey 07663. Descendants of Lunsford Richardson, Sr., their spouses, trusts and other related entities have a controlling interest in LGAM. LMC advises private clients as well as the Lexington Funds. LMC supervises and assists in the overall management of the Funds, subject to the oversight by the Board of Directors or Trustees.

SUB-ADVISERS

Lexington SmallCap Fund. Market Systems Research Advisors, Inc. ("MSR Advisors") is the sub-adviser of Lexington SmallCap Fund. MSR Advisors is located at 80 Maiden Lane, New York, NY 10038. MSR Advisors provides investment advice and management to Lexington SmallCap Fund. MSR is 65% owned by LGAM and 35% owned by Frank A. Peluso, the President and C.E.O. of MSR Advisors.

Lexington Small Cap Asia Growth Fund. Crosby Asset Management (US) Inc. (Crosby) is the sub-adviser of the Lexington Small Cap Asia Growth Fund. Crosby is located at 32/F Asia Pacific Finance Tower, Citibank Plaza, 3 Garden Road, Central, Hong Kong. Crosby is a subsidiary of Crosby Group, Hong Kong. Crosby provides investment advice and management to Lexington Small Cap Asia Growth Fund.

Lexington Troika Dialog Russia Fund. Troika Dialog Asset Management (TDAM) is the sub-adviser of Lexington Troika Dialog Russia Fund. TDAM is located at Romanov Pereulok #4, 103875 Moscow, Russia. TDAM provides investment advice and management to Lexington Troika Dialog Russia Fund. TDAM is a majority owned subsidiary of The Bank of Moscow.

Lexington Worldwide Emerging Markets Fund. Stratos Advisors, Inc. (Stratos) is the sub-adviser of Lexington Worldwide Emerging Markets Fund. Stratos is located at 20 Exchange Place, 52nd Floor, New York, NY 10005. Stratos provides investment advice and management to Lexington Worldwide Emerging Markets Fund.

             PORTFOLIO MANAGERS

LEXINGTON SMALLCAP FUND

[DEMICHELE PHOTO]
           ROBERT M. DEMICHELE. Mr. DeMichele is one of three lead managers of a portfolio management team that manages the Lexington SmallCap Fund. Mr. DeMichele is Chairman and Chief Executive Officer of LMC. He is also the Chairman of the Investment Strategy Group. In addition, he is President of Lexington Global Asset Managers, Inc., LMC's parent company. He holds similar offices in other companies owned by Lexington Global Asset Managers, Inc., as well as the Lexington
Funds. Prior to joining LMC in 1981, Mr. DeMichele was a Vice President at A.G. Becker, Inc., the securities division of Warburg, Paribus, Becker, an international investment banking firm. From 1973 to 1981, Mr. DeMichele held several positions, the most recent managing A.G. Becker's Funds Evaluation and Consulting Group for both the East and West Coasts. Mr. DeMichele graduated from Union College with a B.A. Degree in Economics and from Cornell University with an M.B.A. in Finance.

           ALAN H. WAPNICK. Please see biography under Lexington Growth and Income Fund.

[PELUSO PHOTO]
           FRANK A. PELUSO. Mr. Peluso is one of three lead managers of a portfolio management team that manages the Lexington SmallCap Fund. He has 36 years investment experience. Mr. Peluso is President and Chief Executive Officer of MSR, the sub-adviser to the Fund. Mr. Peluso utilizes a proprietary analytical system to identify securities with performance potential which he believes to be exceptional. In addition, Mr. Peluso's proprietary data is used by professional money managers, insurance companies, brokerage firms, banks, mutual fund companies and pension funds. In 1976, he established Marketiming Inc. (currently named Market Systems Research, Inc., a fully-owned subsidiary of MSR). He was with MSR since its inception in 1986. Mr. Peluso graduated from Princeton University and completed a year of post-graduate study at Columbia University, and two years of post-graduate study at Princeton University with a Fellowship in Mathematics.

LEXINGTON GROWTH AND INCOME FUND

[WAPNICK PHOTO]
           ALAN H. WAPNICK. Mr. Wapnick is a member of an investment management team that manages the Lexington Global Corporate Leaders Fund and Lexington SmallCap Fund. Mr. Wapnick is the lead manager for Lexington Growth and Income Fund. Mr. Wapnick is Senior Vice President, Director of Domestic Investment Equity Strategy of LMC. Prior to joining LMC in 1986, Mr. Wapnick was an equity analyst with Merrill Lynch, J.&W. Seligman, Dean Witter and most recently Union Carbide Corporation. Mr. Wapnick graduated from Dartmouth College and received an M.B.A. from Columbia University.

LEXINGTON GLOBAL CORPORATE LEADERS FUND

[SALER PHOTO]
           RICHARD T. SALER. Mr. Saler is a member of an investment management team that manages the Lexington Global Corporate Leaders Fund. He is the lead manager of an investment management team for Lexington International Fund. Mr. Saler is Senior Vice President, Director of International Investment Strategy of LMC. Mr. Saler is responsible for international investment analysis and portfolio management at LMC. He has thirteen years of investment experience. Mr. Saler has focused on international markets since first joining LMC in 1986. In 1991 he was a strategist with Nomura Securities and rejoined LMC in 1992. Mr. Saler graduated from New York University with a B.S. Degree in Marketing and from New York University's Graduate School of Business Administration with an M.B.A. in Finance.

                                   PORTFOLIO MANAGERS

[SCHWARTZ PHOTO]
           PHILIP A. SCHWARTZ, CFA. Mr. Schwartz is also a member of an investment management team that manages the Lexington Global Corporate Leaders Fund and Lexington International Fund. Mr. Schwartz is a Vice President at LMC, a Chartered Financial Analyst and a member of the New York Society of Security Analysts. He is responsible for international investment analysis and portfolio management at LMC, and has twelve years of investment experience. Prior to joining LMC in 1993, Mr. Schwartz was Vice President of
European Research Sales with Cheuvreux De Virieu in Paris and New York, serving the institutional market. Prior to Cheuvreux, he was affiliated with Olde and Co. and Kidder, Peabody as a stockbroker. Mr. Schwartz earned his B.A. and M.A. Degrees from Boston University.

ALAN H. WAPNICK. Please see biography under Lexington Growth and Income Fund.

LEXINGTON INTERNATIONAL FUND

           RICHARD T. SALER. Please see biography under Lexington Global Corporate Leaders Fund.

           PHILLIP A. SCHWARTZ, CFA. Please see biography under Lexington Global Corporate Leaders Fund.

LEXINGTON WORLDWIDE EMERGING MARKETS FUND

[VIEGAS PHOTO]
           ALFREDO M. VIEGAS. Mr. Viegas is a member of the portfolio management team for Lexington Worldwide Emerging Markets Fund. Mr. Viegas is Chief Executive Officer and Senior Portfolio Manager of Stratos. In 1995, Mr. Viegas established VZB Partners LLC ("VZB"), an offshore investment manager. Mr. Viegas is responsible for corporate analysis and bottom-up research. He has concentrated on analyzing equity opportunities not only in emerging markets but also in newly developing or frontier markets where the quality of public available information is scarce and direct research is imperative. Prior to VZB, Mr. Viegas was Vice President and Latin American Equity Strategist for emerging markets with Salomon Brothers from 1993 to 1995. From 1991 to 1993, he was a research analyst with Morgan Stanley. Mr. Viegas is a graduate of Wesleyan University with a B.A. in Classics and Medieval History.

[ZAIDI PHOTO]
           MOHAMMED ZAIDI. Mr. Zaidi is a member of the Portfolio Management team for the Lexington Worldwide Emerging Markets Fund. Mr. Zaidi is a Portfolio Manager at Stratos. Mr. Zaidi is responsible for fundamental corporate analysis with a particular focus on Asian and Middle Eastern markets as well as the Risk Control Officer. Mr. Zaidi has been a Portfolio Manager at VZB since 1997. Mr. Zaidi was Chief Financial Officer and a Partner at Paradigm Software, Inc. from 1992 to 1995. Mr. Zaidi is a graduate of the University of Pennsylvania with a B.S. in Economics from the Wharton School. Mr. Zaidi also holds an M.B.A. in Finance from M.I.T. Sloan School of Management.

LEXINGTON SMALL CAP ASIA GROWTH FUND

[LAM PHOTO]
           CHRISTINA LAM. Ms. Lam is the lead manager on a portfolio management team that manages the Lexington Small Cap Asia Growth Fund. Ms. Lam is Vice President and Portfolio Manager of the Lexington Small Cap Asia Growth Fund. Ms. Lam joined Crosby Asset Management in 1991. She is responsible for the investment management of the listed equity portfolios under the management of Crosby Asset Management. After graduating with a Law Degree with Honors from Warwick University, she qualified as a Barrister from Lincoln's Inn in London. In 1987 she joined Schroder Securities Limited in Hong Kong as an investment analyst, where her coverage included the utilities, industrials and retail sectors and conglomerates.

LEXINGTON TROIKA DIALOG RUSSIA FUND

[MC CARTHY PHOTO]
           TIMOTHY D. MCCARTHY is a member of the portfolio management team that manages the Lexington Troika Dialog Russia Fund. Mr. McCarthy has a B.S. degree in Economics from the State University of New York at Oneonta and an M.B.A. from the State University of New York at Binghamton. He joined Troika Dialog, Moscow in July, 1998. Prior to May, 1998 he was an Executive Director with Alfa Asset Management, Moscow. From January, 1995 to March, 1997 he was co-founder and director of Capital Regent Securities, a Moscow based investment and advisory firm. From June, 1990 to December, 1994 he was a consultant and senior consultant with Deloitte & Touche Management Consulting in New York.

[HISEY PHOTO]
           RICHARD M. HISEY, C.F.A. Mr. Hisey is a member of the portfolio management team and investment strategist for the Lexington Troika Dialog Russia Fund. Mr. Hisey is Managing Director and Chief Financial Officer of LMC. He is also a Vice President and a member of the Board of Directors of the Lexington Family of Mutual Funds. Mr. Hisey is Executive Vice President and Chief Financial Officer of Lexington Global Assets Managers, Inc., the parent company of LMC. He sits on the Investment Company Institute's Accounting/Treasurers,
International and Tax Committees. He is a Chartered Financial Analyst and is a member of the New York Society of Security Analysts. Prior to joining LMC in 1986, Mr. Hisey was a Senior Financial Analyst for Richardson Vicks, Inc. Mr. Hisey is a graduate with Distinction of the University of Connecticut with a Bachelor of Arts in Soviet and Eastern European Studies. His undergraduate work included studies at Middlebury College and at Leningrad State University in the former Soviet Union. He also holds an M.B.A. from the University of Connecticut.

[VARDANIAN PHOTO]
           RUBEN VARDANIAN is a member of the portfolio management team that manages the Lexington Troika Dialog Russia Fund. Mr. Vardanian is Chairman of the Board of Troika Dialog Asset Management. He is Vice Chairman of the Board of Directors of the Depository Clearing Company, Moscow. He is a member of the expert council of the Federal Securities Commission of Russia and a Director of the Russian Trading System (RTS). He is also Chairman of the Board of Directors of the
Russian Capital markets self-regulatory organization (NAUFOR). Mr. Vardanian received a Masters Degree with Distinction from the Finance Department of Moscow State University. He received post-graduate training with Banca CRT in Italy and with the Emerging Markets Division of Merrill Lynch in New York.

[TEPLUKHIN PHOTO]
           PAVEL TEPLUKHIN. Dr. Teplukhin is a member of the portfolio management team that manages the Lexington Troika Dialog Russia Fund. He is the President of Troika Dialog Asset Management. Dr. Teplukhin received a diploma in Economics and a Doctorate in Economic Analysis and Statistics from Moscow State University. He also received a Master of Science in Economics/ Macroeconomics from the London School of Economics. From 1993 to 1996, Dr. Teplukhin was Economic Adviser
to the First Deputy Prime Minister at the Ministry of Finance of the Russian Federation.

[LARICHEV PHOTO]
           OLEG LARICHEV is a member of the portfolio management team that manages the Lexington Troika Dialog Russia Fund. Mr. Larichev received a Master of Arts in Economics from the New Economic School, Moscow and a Diploma in Computer Graphics from Moscow State University. He has been associated with Troika Dialog, Moscow since September, 1996. Prior to September, 1996 he was an economics expert with the Russian European Center for Economic Policy. Prior to April, 1995 he held part-time positions with the World Bank and the Moscow office of the London School of Economics.

                                   PORTFOLIO MANAGERS

BOARD OF ADVISERS. The Board of Advisers to the Lexington Troika Dialog Russia Fund is composed of experts in Russian political and economic affairs. The Board of Advisers provides LMC and the Board of Directors with periodic updates on political and macroeconomic conditions and trends in Russia, and their political implication for the overall investment environment in Russia. As a result, LMC and the Board of Directors will be better able to oversee and safeguard the assets of Lexington Troika Dialog Russia Fund. The members of the Board of Advisers are:

KEITH BUSH is a Senior Associate -- Russian and Eurasian Studies at the Center for Strategic and International Studies in Washington, D.C. Prior to 1994, Mr. Bush was the Director of Radio Free Europe's Radio Liberty Research area. Mr. Bush has published more than 1,000 analyses on developments in the former Soviet Union.

MARIN J. STRMECKI is the Director of Programs for the Smith Richardson Foundation. Prior to 1994, Dr. Strmecki served as a Legislative Assistant to U.S. Senator Orrin Hatch. Prior to 1993, Dr. Strmecki served as a Special Assistant for Public Policy on the Policy Planning Staff of the U.S. Office of the Secretary, Department of Defense. Prior to 1992, Dr. Strmecki served as a Professional Staff Member of the Foreign Relations Committee of the U.S. Senate. Dr. Strmecki also served as a Foreign Policy Consultant to former U.S. President Richard M. Nixon from 1990 to 1994.

LEXINGTON GNMA INCOME FUND

[JAMISON PHOTO]
           DENIS P. JAMISON, CFA. Mr. Jamison manages the Lexington GNMA Income Fund, Lexington Money Market Trust and Lexington Global Income Fund. Mr. Jamison is Senior Vice President and Director of Fixed Income Strategy of LMC. Mr. Jamison is responsible for fixed-income portfolio management. He is a Chartered Financial Analyst and a member of the New York Society of Security Analysts. Prior to joining LMC in 1981, Mr. Jamison spent nine years at Arnold Bernhard &
Company, an investment counseling and financial services organization. At Bernhard, he was a Vice President supervising the security analyst staff and managing investment portfolios. He is a specialist in government, corporate and municipal bonds. Mr. Jamison graduated from the City College of New York with a B.A. in Economics.

[MC CARTHY PHOTO]
           ROSEANN G. MCCARTHY. Ms. McCarthy is a co-manager of the Lexington GNMA Income Fund and the Lexington Money Market Trust. Ms. McCarthy is an Assistant Vice President of LMC. Prior to joining the Fixed Income Department in 1997, she was Mutual Fund Marketing and Research Coordinator. Prior to 1995, Ms. McCarthy was Fund Statistician and a Shareholder Service Representative for the Lexington Funds. Ms. McCarthy is a graduate of Hofstra University with a B.B.A. in
Marketing and has an M.B.A. in Finance from Seton Hall University.

LEXINGTON GLOBAL INCOME FUND

           DENIS P. JAMISON, CFA. Please see biography under Lexington GNMA Income Fund.

LEXINGTON MONEY MARKET TRUST

           DENIS P. JAMISON, CFA. Please see biography under Lexington GNMA Income Fund.

           ROSEANN G. MCCARTHY. Please see biography under Lexington GNMA Income Fund.

LEXINGTON GOLDFUND

[VAIL PHOTO]
           JAMES A. VAIL, CFA. Mr. Vail manages the Lexington Goldfund and the Lexington Silver Fund. Mr. Vail is a Vice President of LMC and is responsible for precious metals analysis and portfolio management at LMC. He is a Chartered Financial Analyst, a member of the New York Society of Security Analysts and has 25 years of investment experience. Prior to joining LMC in 1991, Mr. Vail held investment research positions with Chemical Bank, Oppenheimer & Co., Robert Fleming Inc. and most recently, Beacon Trust Company, where he was a
Senior Investment Analyst. Mr. Vail is a graduate of St. Peter's College with a B.S. and holds an M.B.A. in Finance from Seton Hall University.

LEXINGTON SILVER FUND

           JAMES A. VAIL, CFA. Please see biography under Lexington Goldfund.

MANAGEMENT FEES AND EXPENSE LIMITS

Each Fund pays a management fee at an annual rate based on its average daily net assets, to LMC as follows: Growth and Income Fund pays 0.75% on the first $100 million of average daily net assets, 0.60% on the next $50 million, 0.50% on the next $100 million and 0.40% thereafter. SmallCap Fund pays 1.00%. Global Corporate Leaders Fund pays 1.00%. International Fund pays 1.00%. Worldwide Emerging Markets Fund pays 1.00%. Small Cap Asia Growth Fund pays 1.25%. Russia Fund pays 1.25%. GNMA Income Fund pays 0.60% on the first $150 million, 0.50% on the next $250 million, 0.45% on the next $400 million, and 0.40% thereafter. Global Income Fund pays 1.00%. Money Market Trust pays 0.50%. Goldfund pays 1.00% on the first $50 million and 0.75% thereafter. Silver Fund pays 1.00% on the first $30 million and 0.75% thereafter.

GNMA Income Fund and Money Market Trust have contractual expense limitations with LMC. The agreements have a one-year term, renewable at the end of each fiscal year. GNMA Income Fund's annual expenses are limited to 1.50% of average daily net assets up to $30 million, and 1.00% thereafter. Money Market Trust's annual expenses are limited to 1.00%. LMC has voluntarily agreed to limit annual expenses to 2.50% of average daily net assets for each of the Funds except for Russia Fund, GNMA Income Fund and Money Market Trust. This limit is exclusive of 12b-1 fees. With respect to Russia Fund, LMC has voluntarily agreed to limit annual expenses to 3.35% of average daily net assets, inclusive of 12b-1 fees. These voluntary limits became effective January 1, 1999, and may be terminated at any time.

              INVESTMENT OPTIONS

    TO OPEN A NEW ACCOUNT, COMPLETE AND MAIL THE NEW ACCOUNT APPLICATION INCLUDED WITH THIS PROSPECTUS.
--------------------------------------------------------------------------------
    Mail your completed application, any checks and correspondence to the Transfer Agent:

       TRANSFER AGENT
       State Street Bank and Trust Company
       c/o National Financial Data Services
       Lexington Funds
       P.O. Box 419648
       Kansas City, Missouri 64141-6648

       OVERNIGHT MAIL
       State Street Bank and Trust Company
       c/o National Financial Data Services
       Lexington Funds
       330 W. 9th Street
       Kansas City, MO 64105

    Checks should be made payable to: The Lexington Funds

    Call a Lexington shareholder service representative Monday through Friday between 9:00 A.M. and 5:00 P.M. Eastern time for information on the Funds or your account, at:

         (800) 526-0056 OR (201) 845-7300 FOR SERVICE M-F 9 A.M.- 5 P.M. EASTERN
         TIME

         (800) 526-0052 FOR 24 HOUR ACCOUNT INFORMATION "LEXLINE"

         (800) 526-0057 FOR 24 HOUR PROSPECTUS INFORMATION

    Trade requests received after 4 P.M. Eastern time (1 P.M. Pacific time) will be executed at the following business day's closing price.

    Once an account is established you can:

    -  SELL OR EXCHANGE SHARES BY PHONE.
       Contact the Lexington Funds at 800-526-0056.

    -  BUY OR EXCHANGE SHARES ONLINE.
       Go to WWW.LEXINGTONFUNDS.COM. and follow our online instructions to enable this service.

    -  BUY, SELL OR EXCHANGE SHARES BY MAIL.
       Mail buy/sell order(s), investment or redemption instructions and any required payment by check:

       State Street Bank and Trust Company
       c/o National Financial Data Services
       Lexington Funds
       P.O. Box 419648
       Kansas City, Missouri 64141-6648

    -  BUY SHARES BY WIRING FUNDS.

       To: State Street Bank and Trust Company DDA Account #99043713;
           [Lexington Fund you are investing in]
           For credit to: [shareholder(s) name]
           Account number:
           ABA Routing #011000028

              SHAREHOLDER INFORMATION

WHAT YOU NEED TO KNOW ABOUT YOUR LEXINGTON ACCOUNT

You pay no sales charges to invest in The Lexington Funds. The minimum initial investment for the Funds (except Lexington Troika Dialog Russia Fund) is $1,000, and the minimum subsequent investment is $50. The minimum initial investment for Lexington Troika Dialog Russia Fund is $5,000. The minimum initial investment for IRAs is $250. Under certain conditions we may waive these minimums for qualified plan accounts. If you buy shares through a broker or investment advisor, they may apply different requirements. All investments must be made in U.S. dollars. In addition, we reserve the right to reject any purchase.

BECOMING A LEXINGTON SHAREHOLDER

To open a new account:

- BY MAIL. Send your completed application, with a check payable to The Lexington Funds, to the appropriate address. Your check must be in U.S. dollars and drawn only on a bank located in the United States. We do not accept third-party checks, "starter" checks, credit-card checks, traveler's checks, instant-loan checks or cash investments. We may impose a charge on checks that do not clear.

- BY WIRE. Call us at 800-526-0056 to let us know that you intend to make your initial investment by wire. Tell us your name and the amount you want to invest. We will give you further instructions and a fax number to which you should send your completed New Account application. To ensure that we handle your investment accurately, include complete account information in all wire instructions.

   Then request your bank to wire money from your account to the attention of:

   State Street Bank and Trust Company
   DDA account #99043713
   [Lexington Fund you are investing in]
   For credit to: [shareholder(s) name]
   Shareholder(s) account #
   ABA Routing #011000028

   Please note that your bank may charge a wire transfer fee.

BUYING ADDITIONAL SHARES

- BY MAIL. Complete the form at the bottom of any Lexington statement and mail it with your check payable to The Lexington Funds. Or mail the check with a signed letter noting the name of the Fund in which you want to invest, your account number and telephone number.

-  "LEX-O-MATIC" THE AUTOMATIC INVESTMENT PLAN:

   - A shareholder may make additional purchases of shares automatically on a monthly or quarterly basis with the automatic investing plan, "Lex-O-Matic."

   - You may not use a "Lex-O-Matic" investment to open a new account. The minimum investment amount must still be made into the Fund. The minimum Lex-O-Matic investment amount is $50.

   -  Your bank must be a member of the Automated Clearing House.

   - To establish "Lex-O-Matic," attach a voided check (checking account) or preprinted deposit slip (savings account) from your bank account to your Lexington Account Application or a "Lex-O-Matic" Application.

                                       SHAREHOLDER INFORMATION

   - Investments will automatically be transferred into your Lexington Account from your checking or savings account.

   - Investments may be transferred either monthly or quarterly on or about the 15th day of the month.

   -  You should allow 20 business days for this service to become effective.

   - You may cancel or change the amount of your Lex-O-Matic at any time provided that a letter is sent to the Transfer Agent ten days prior to the scheduled investment date. Your request will be processed upon receipt.

By investing in the Lexington Funds, you appoint the Transfer Agent as your agent to establish an open account to which all shares purchased will be credited, along with any dividends and capital gain distributions which are paid in additional shares (see "Dividends and Distributions"). Stock certificates will be issued, upon written request, for full shares of Lexington Funds. Certificates will not be issued for 30 days after payment is received. In order to facilitate redemptions and transfers, most shareholders elect not to receive certificates.

You may purchase shares of the Lexington Funds through broker-dealers or financial institutions that have selling agreements with LFD. Broker-dealers and financial institutions that process such orders for customers may charge a fee for their services. The fee may be avoided by purchasing shares directly from the Lexington Funds.

EXCHANGING SHARES

Shares of the Lexington Funds may be exchanged for shares of equivalent value of any Lexington Fund. If an exchange involves investing in a Lexington Fund not already owned, the dollar amount of the exchange must meet the minimum initial investment amount of the new Fund. An exchange will result in a recognized gain or loss for income tax purposes. Exchanges of over $500,000 may take three days to complete.

You may make exchange requests in writing or by telephone. Telephone exchanges may only be made if you have completed a Telephone Authorization form which is included on your new account application, or you can request it separately by calling shareholder services at 800-526-0056. Telephone exchanges may not be made within 7 calendar days of a previous exchange.

If not a new account, the minimum exchange required is $500; $250 for Individual Retirement Accounts.

Telephone exchanges may only involve shares held on deposit by the Transfer Agent, not shares held in certificate form by the shareholder.

Any new account established by a shareholder will also have the privilege of exchange by telephone in the Lexington Funds unless you decline this privilege on the application or the transfer agent is notified by the shareholder in writing to remove the privilege. All accounts involved in a telephonic exchange must have the same dividend option, registration and social security number as the account from which the shares are transferred.

MINIMUM ACCOUNT BALANCES

Due to the costs of maintaining small accounts, we require a minimum combined account balance of $1,000. If your account balance falls below that amount for any reason other than market fluctuations, we will ask you to add to your account. If your account balance is not brought up to the minimum or you do not send us other instructions, we will redeem your shares and send you the proceeds. We believe that this policy is in the best interests of all our shareholders.

REDEEMING YOUR SHARES

The Funds will redeem all or any portion of your outstanding shares upon request. Redemptions can be made on any day that the NYSE is open for trading. The redemption price is the net asset value per share next determined after the shares are validly tendered for redemption and such request is received by the Transfer Agent. Payment of redemption proceeds is made promptly regardless of when redemption occurs and normally within three business days after receipt of all documents in proper form by our transfer agent, including a written redemption order with appropriate signature guarantee. Redemption proceeds will be mailed or wired in accordance with the shareholder's instructions. The Funds may suspend the right of redemption under certain extraordinary circumstances in accordance with the rules of the SEC. In the case of shares purchased by check and redeemed shortly after the purchase, the Transfer Agent will not mail redemption proceeds until it has been notified that the monies used for the purchase have been collected, which may take up to 15 days from the purchase date. Shares tendered for redemptions through brokers or dealers (other than the Distributor) may be subject to a service charge by such brokers or dealers. Procedures for requesting a redemption are set forth below.

A 2% redemption fee will be charged on the redemption of shares of the Lexington Troika Dialog Russia Fund held less than 365 days. The redemption fee will not apply to shares representing the reinvestment of dividends and capital gains distributions. The redemption fee will be applied on a share by share basis using the "first shares in, first shares out" (FIFO) method. Therefore, the oldest shares are sold first.

The transfer agent will restrict the mailing of redemption proceeds to a shareholder address of record within 30 days of such address being changed, unless the shareholder provides a signature guaranteed letter of instruction.

REDEEMING BY WRITTEN INSTRUCTION

Write a letter giving your name, account number, the name of the fund from which you wish to redeem and the dollar amount or number of shares you wish to redeem.

Signature-guarantee your letter if you want the redemption proceeds to be made payable and/or mailed to a party other than the account owner(s) as registered in our records, your predesignated bank account or if the dollar amount of the redemption exceeds $25,000. Signature guarantees may be provided by an eligible guarantor institution such as a commercial bank, an NASD member firm such as a stockbroker, a savings association or national securities exchange. Notary Publics are not acceptable Guarantors. Contact the Transfer Agent for more information.

If a redemption request is sent to the Fund in New Jersey, it will be forwarded to the Transfer Agent and the effective date of redemption will be the date received by the Transfer Agent. Checks for redemption proceeds will normally be mailed within three business days. Shareholders who redeem all their shares will receive a check representing the value of the shares redeemed plus the accrued dividends if applicable through the date of redemption. Where shareholders redeem only a portion of their shares, all dividends declared but unpaid will be distributed on the next dividend payment date.

REDEEMING BY TELEPHONE

- Shares of the Fund may be redeemed by telephone. Call the Fund toll free at 1-800-526-0056. New applicants may decline this privilege by checking the appropriate box on the application.

                                       SHAREHOLDER INFORMATION

- For shareholders who have not previously authorized the redemption privilege a redemption authorization and signature guarantee must be given before a shareholder may redeem by telephone. Authorization forms may be obtained by calling the Fund at 800-526-0056.

- Telephone redemption privileges may be cancelled by instructing the Transfer Agent in writing. Your request will be processed upon receipt.

-  Exchange by telephone. (See "Exchanging Shares")

REDEEMING BY CHECK

-  Check writing is available on the Money Market Trust at no charge.

- The minimum amount per check is $100 or more up to $500,000. Checks for less than $100 or over $500,000 will not be honored.

- All checks require only one signature unless otherwise indicated. Checks will be returned to you at the end of each month.

- Redemption checks are free, but a charge of $15.00 may be imposed for any stop payments requested.

-  Redemption checks should not be used to close your account.

- Redemptions by check are available for shares for which share certificates have not been issued, and may not be used to redeem shares purchased by check which have been on the books of the Fund for less than 15 days.

SYSTEMATIC WITHDRAWAL PLAN

Under a Systematic Withdrawal Plan, a shareholder with an account value of $10,000 or more in a fund may receive (or have sent to a third party) periodic payments (by check or electronic funds). If the proceeds are to be mailed to a third party a signature guarantee is required. The minimum payment amount is $100 from each Fund account. Payments may be made either monthly, quarterly, semi-annually or annually on the 28th of each month. If the 28th falls on a weekend or a holiday, the withdrawal will occur on the preceding business day. The redemption will result in the recognition of a gain or loss for income tax purposes.

HOW FUND SHARES ARE PRICED

How and when we calculate the Funds' price or net asset value (NAV) determines the price at which you will buy or sell shares. The net asset value of each fund is determined once daily as of 4:00 p.m., New York time, on each day that the NYSE is open for trading. Per share net asset value is calculated by dividing the value of each fund's total net assets by the total number of that fund's shares then outstanding.

As more fully described in the Statement of Additional Information, portfolio securities are valued using current market valuations: either the last reported sales price or, in the case of securities for which there is no reported last sale and fixed-income securities, the mean between the closing bid and asked prices. Securities traded over-the-counter are valued at the mean between the last current bid and asked prices. Securities for which market quotations are not readily available or which are illiquid are valued at their fair values as determined in good faith under the supervision of the Funds' officers, and by the Manager and the Boards, in accordance with methods that are specifically authorized by the Boards. Short-term obligations with maturities of 60 days or less are valued at amortized cost as reflecting fair value. When Fund management deems it appropriate, prices obtained for the day of valuation from a third party pricing service will be used to value portfolio securities.

The value of securities denominated in foreign currencies and traded on foreign exchanges or in foreign markets will be translated into U.S. dollars at the last price of their respective currency denomination against U.S. dollars quoted by a major bank or, if no such quotation is available, at the rate of exchange determined in accordance with policies established in good faith by the Boards. Because the value of securities denominated in foreign currencies must be translated into U.S. dollars, fluctuations in the value of such currencies in relation to the U.S. dollar may affect the net asset value of fund shares even without any change in the foreign-currency denominated values of such securities.

Because foreign securities markets may close before the Funds determine their net asset values, events affecting the value of portfolio securities occurring between the time prices are determined and the time the Funds calculate their net asset values may not be reflected unless the Manager, under supervision of the Board, determines that a particular event would materially affect a fund's net asset value.

- Foreign Funds. Several of our Funds invest in securities denominated in foreign currencies and traded on foreign exchanges. To determine their value, we convert their foreign-currency price into U.S. dollars by using the exchange rate last quoted by a major bank. Exchange rates fluctuate frequently and may affect the U.S. dollar value of foreign-denominated securities, even if their market prices do not change. In addition, some foreign exchanges are open for trading when the U.S. market is closed. As a result, a Fund's foreign securities -- and its price -- may fluctuate during periods when you can't buy, sell or exchange shares in the Fund.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

Each Fund distributes substantially all its net investment income and net capital gains to shareholders each year.

-  You are not guaranteed any distributions.

- The Board of Directors has discretion in determining the amount and frequency of the distributions.

- Unless you request cash distributions in writing, all dividends and other distributions will be reinvested automatically in additional shares and credited to the shareholders' account.

Distributions Affect NAV.

-  The Funds will pay distributions as of the record date.

- Dividends and capital gains waiting distribution are included in each Fund's daily NAV.

Buying a Dividend. If you buy shares of a Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution when the distribution is made.

TAXES

Each Fund intends to qualify as a regulated investment company, which means that it pays no federal income tax on the earnings or capital gains it distributes to its shareholders. The following statements apply with respect to each Fund:

- Ordinary dividends from the Fund are taxable as ordinary income and dividends from the Fund's long-term capital gains are taxable as capital gain.

- Dividends are treated in the same manner for federal income tax purposes whether you receive them in the form of cash or additional shares. They may also be subject to state and local taxes.

                                       SHAREHOLDER INFORMATION

- Dividends from the Lexington GNMA Income Fund, Inc. that are attributable to interest on certain U.S. Government obligations may be exempt from certain state and local income taxes. The extent to which ordinary dividends are attributable to U.S. Government obligations will be provided from the Fund.

- Certain dividends paid to you in January will be taxable as if they had been paid the previous December.

- We will mail you tax statements annually showing the amounts and tax status of the distributions you received.

- When you sell (redeem) or exchange shares of a Fund, you must recognize any gain or loss. However, as long as Lexington Money Market Trust's NAV per share does not deviate from $1.00, there will be no gain or loss.

- Under certain circumstances, a Fund may be in a position to "pass-through" to you the right to a credit or deduction for foreign taxes paid by the Fund.

- Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.

- You should review the more detailed discussion of federal income tax considerations in the Statement of Additional Information, which is available for free by calling 1-800-526-0056.

***We provide this tax information for your general information. You should consult your own tax adviser about the tax consequences of investing in a Fund.***

              DISTRIBUTION OF FUND'S SHARES

DISTRIBUTION PLAN. The following Funds have adopted a plan under Rule 12b-1 for the sale and distribution of shares:

-  Lexington Goldfund;

-  Lexington Global Income Fund;

-  Lexington Growth and Income Fund;

-  Lexington International Fund;

-  Lexington SmallCap Fund;

-  Lexington Troika Dialog Russia Fund; and

-  Lexington Worldwide Emerging Markets Fund.

Under the distribution plan, the Funds may pay fees up to 0.25% of their average daily net assets for distribution services.

SHAREHOLDER SERVICING AGREEMENTS. The Funds may enter into Shareholder Servicing Agreements with one or more Shareholder Servicing Agents to provide various services to shareholders as follows:

- Each Agent receives fees up to 0.25% of the average daily net assets of the Fund.

- LMC may pay additional fees from its past profits, at no additional costs to the Funds.

-  Each Agent may waive all or a portion of the fees.

- If a Fund has a distribution plan, the Agents will receive fees of up to 0.25% of the average daily assets from the distribution plan.

        FINANCIAL HIGHLIGHTS

The financial highlights table on the following pages are intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial highlights for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

                           DOMESTIC EQUITY FUNDS

FINANCIAL HIGHLIGHTS                                     GROWTH AND INCOME FUND                          SMALLCAP FUND
PER SHARE OPERATING PERFORMANCE             1998       1997       1996       1995       1994       1998       1997     1996(a)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD        $20.27     $18.56     $15.71     $14.36     $16.16     $11.39     $11.73    $10.00
 Net investment income (loss)                   --       0.05       0.07       0.22       0.17      (0.02)    (0.19)    (0.18)
 Net realized and unrealized gain (loss)
 from investment operations                   4.30       5.46       4.08       3.00      (0.68)      0.75      1.41      1.94
 Total income (loss) from investment
 operations                                   4.30       5.51       4.15       3.22      (0.51)      0.73      1.22      1.76
 Less distributions:
  Distributions from net investment
  income                                        --      (0.07)     (0.13)     (0.22)     (0.16)        --        --        --
  Distributions in excess of net
  investment income                             --         --         --         --         --         --        --        --
  Distributions from net realized gains      (2.66)     (3.73)     (1.17)     (1.65)     (0.91)     (0.22)       --        --
  Distributions in excess of net
  realized gains                                --         --         --         --      (0.22)        --     (1.56)    (0.03)
 Total distributions                         (2.66)     (3.80)     (1.30)     (1.87)     (1.29)     (0.22)    (1.56)    (0.03)
 Net asset value, end of period             $21.91     $20.27     $18.56     $15.71     $14.36     $11.90    $11.39    $11.73
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN                               21.42%     30.36%     26.46%     22.57%    (3.11)%      6.73%    10.47%    17.50%

RATIOS/SUPPLEMENTAL DATA
 Net asset, end of period (thousands)     $245,790   $228,037   $200,309   $138,901   $124,829     $8,172     $9,565    $8,061
 Ratio of expenses to average net
 assets, before reimbursement or waiver      1.16%      1.17%      1.13%      1.09%      1.15%      2.92%     2.57%     3.04%
 Ratio of expenses to average net
 assets, net of reimbursement or waiver      1.16%      1.17%      1.13%      1.09%      1.15%      2.59%     2.57%     2.48%
 Ratio of net investment income (loss)
 to average net assets, before
 reimbursement or waiver                     0.06%      0.21%      0.43%      1.38%      1.06%    (2.00)%    (1.78)%   (2.34)%
 Ratio of net investment income (loss)
 to average net assets, net of
 reimbursement or waiver                     0.06%      0.21%      0.43%      1.38%      1.06%    (1.67)%    (1.78)%   (1.78)%
 Portfolio Turnover Rate                    63.20%     88.15%    101.12%    159.94%     63.04%    145.94%    39.09%    60.92%

                                       *    Annualized.
                                       (a)  SmallCap Fund commenced operations on January 2, 1996.
                                       (b)  Small Cap Asia Growth Fund commenced operations on July 3,
                                            1995.

   GLOBAL AND INTERNATIONAL FUNDS
                                           FINANCIAL HIGHLIGHTS

         SMALL CAP ASIA GROWTH FUND                         GLOBAL CORPORATE LEADERS FUND
    1998       1997       1996     1995(b)         1998       1997       1996       1995       1994
  ---------------------------------------------------------------------------------------------------
     $7.06    $12.24      $9.76      $10.00        $10.59     $11.28     $11.32     $11.17     $13.51
        --     (0.05)     (0.05)       0.02         0.99       0.03       0.01       0.09       0.02
    (1.37)     (5.13)      2.54       (0.24)        1.02       0.73       1.84       1.10       0.23
    (1.37)     (5.18)      2.49       (0.22)        2.01       0.76       1.85       1.19       0.25
        --        --         --       (0.02)       (0.80)     (0.09)     (0.16)     (0.29)        --
        --        --      (0.01)         --           --         --         --      (0.13)        --
        --        --         --          --        (2.34)     (1.36)     (1.73)     (0.62)     (2.46)
        --        --         --          --           --         --         --         --      (0.13)
        --        --      (0.01)      (0.02)       (3.14)     (1.45)     (1.89)     (1.04)     (2.59)
     $5.69     $7.06      $12.24      $9.76        $9.46     $10.59     $11.28     $11.32     $11.17
  ---------------------------------------------------------------------------------------------------
  ---------------------------------------------------------------------------------------------------
  (19.41)%   (42.32)%     25.50%   (4.39)%*        19.06%      6.90%     16.43%     10.69%      1.84%

   $18,278   $13,867     $23,796     $8,936       $17,803    $35,085    $37,223    $53,614    $67,392
     2.86%     2.30%       2.64%     3.51%*         2.12%      1.75%     1.90%      1.67%      1.61%
     2.50%     2.30%       2.42%     1.75%*         2.12%      1.75%     1.90%      1.67%      1.61%
   (0.57)%   (0.32)%     (0.86)%   (1.24)%*       (0.06)%      0.23%     0.11%      0.48%      0.14%
   (0.21)%   (0.32)%     (0.64)%     0.52%*       (0.06)%      0.23%     0.11%      0.48%      0.14%
   193.48%   187.41%     176.49%    40.22%*       137.33%    177.48%   128.05%    166.35%     83.40%

                                                                             INTERNATIONAL FUND
          PER SHARE OPERATING PERFORMANCE                1998          1997          1996         1995       1994(c)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $10.10        $10.86       $10.60       $10.37       $10.00
 Net investment income (loss)                               0.17          0.07        (0.02)       (0.01)       (0.08)
 Net realized and unrealized gain (loss) from
 investment operations                                      1.74          0.10         1.45         0.61         0.67
 Total income (loss) from investment operations             1.91          0.17         1.43         0.60         0.59
 Less distributions:
  Distributions from net investment income                 (0.06)        (0.13)       (0.20)          --           --
  Distributions in excess of net investment income            --            --           --        (0.35)          --
  Distributions from net realized gains                    (0.34)        (0.80)       (0.97)       (0.02)       (0.10)
  Distributions in excess of net realized gains               --            --           --           --        (0.12)
 Total distributions                                       (0.40)        (0.93)       (1.17)       (0.37)       (0.22)
 Net asset value, end of period                           $11.61        $10.10       $10.86       $10.60       $10.37
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN                                             19.02%         1.61%       13.57%        5.77%        5.87%

RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (thousands)                   $24,000       $19,949      $18,891      $17,855      $17,843
 Ratio of expenses to average net assets, before
 reimbursement or waiver                                   2.25%         2.15%        2.45%        2.46%        2.39%
 Ratio of expenses to average net assets, net of
 reimbursement or waiver                                   1.75%         1.75%        2.45%        2.46%        2.39%
 Ratio of net investment income (loss) to average
 net assets, before reimbursement or waiver              (0.16)%         0.13%      (0.39)%      (0.12)%      (0.94)%
 Ratio of net investment income (loss) to average
 net assets, net of reimbursement or waiver                0.35%         0.53%      (0.39)%      (0.12)%      (0.94)%
 Portfolio Turnover Rate                                 143.67%       122.56%      113.55%      137.72%      100.10%

                                                     *    Annualized.
                                                     #    (before, or net of) reimbursement or waiver or redemption
                                                          fee proceeds.
                                                     (c)  International Fund commenced operations on January 3, 1994.
                                                     (d)  The Fund's commencement of operations was June 3, 1996 with the investment of its initial capital. The Fund's
                                                          registration statement with the Securities and Exchange
                                                          Commission became effective on July 3, 1996. Financial
                                                          results prior to the effective date of the Fund's
                                                          registration statement are not presented in this Financial
                                                          Highlights Table.

                                           FINANCIAL HIGHLIGHTS


                  GLOBAL INCOME FUND                              RUSSIA FUND                  WORLDWIDE EMERGING MARKETS FUND
   1998       1997       1996       1995       1994       1998       1997      1996(d)      1998       1997       1996       1995
  ---------------------------------------------------------------------------------------------------------------------------------
   $10.58     $11.22     $10.75      $9.80     $10.95     $17.50     $11.24      $12.12     $10.18     $11.49     $10.70     $11.47
     0.90      1.04       1.01       0.96       0.46        0.15      (0.01)      (0.05)      0.12       0.01         --       0.08
   (0.07)     (0.50)      0.36       0.95      (1.16)     (14.70)      7.57       (0.51)     (3.08)     (1.32)      0.79      (0.76)
     0.83      0.54       1.37       1.91      (0.70)     (14.55)      7.56       (0.56)     (2.96)     (1.31)      0.79      (0.68)
   (0.87)     (0.91)     (0.86)     (0.96)     (0.45)      (0.07)        --          --      (0.09)        --         --      (0.08)
       --        --         --         --         --          --         --          --         --         --         --      (0.01)
   (0.18)     (0.27)     (0.04)        --         --       (0.24)     (1.30)      (0.32)        --         --         --         --
       --        --         --         --         --          --         --          --         --         --         --         --
   (1.05)     (1.18)     (0.90)     (0.96)     (0.45)      (0.31)     (1.30)      (0.32)     (0.09)        --         --      (0.09)
   $10.36     $10.58     $11.22     $10.75      $9.80      $2.64     $17.50      $11.24      $7.13     $10.18     $11.49     $10.70
  ---------------------------------------------------------------------------------------------------------------------------------
  ---------------------------------------------------------------------------------------------------------------------------------
    8.21%      5.00%     13.33%     20.10%    (6.52)%   (82.99)%     67.50%    (9.01)%*   (29.06)%   (11.40)%      7.38%    (5.93)%

  $36,407    $23,668    $29,110    $12,255    $10,351    $19,147   $137,873     $13,846    $65,323   $137,686   $254,673   $265,544
    1.89%     2.17%      2.33%      3.07%      1.80%       2.64%     2.89%#     5.07%*#      1.85%      1.82%      1.76%      1.88%
    1.50%     1.50%      1.50%      2.75%      1.50%       1.84%     1.85%#     2.65%*#      1.85%      1.82%      1.76%      1.88%
   10.99%     8.99%      9.49%      9.48%      4.18%       0.57%   (1.14)%#   (3.69)%*#      1.14%      0.09%    (0.01)%      0.70%
   11.38%     9.66%     10.32%      9.80%      4.48%       1.36%   (0.11)%#   (1.27)%*#      1.14%      0.09%    (0.01)%      0.70%
   45.25%   117.94%     71.83%    164.72%     10.20%      65.76%     66.84%     115.55%    107.19%    112.05%     86.26%     92.85%

  1994
               $13.96
                (0.01)
                (1.92)
                (1.93)
                   --
                   --
                (0.47)
                (0.09)
                (0.56)
               $11.47
-------------------------------
-------------------------------
               (13.81)%
             $288,581
                 1.65%
                 1.65%
               (0.06)%
               (0.06)%
                79.56%

                                    PRECIOUS METALS FUNDS

                                                                                    GOLDFUND

            PER SHARE OPERATING PERFORMANCE                 1998         1997          1996         1995         1994
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $3.24         $5.97        $6.24        $6.37        $6.90
 Net investment income (loss)                                  --             --         0.02           --         0.03
 Net realized and unrealized gain (loss) from
 investment operations                                      (0.21)         (2.52)        0.50        (0.12)       (0.53)
 Total income (loss) from investment operations             (0.21)         (2.52)        0.52        (0.12)       (0.50)
 Less distributions:
  Distributions from net investment income                     --          (0.21)       (0.79)       (0.01)       (0.03)
  Distributions in excess of net investment income             --             --           --           --           --
  Distributions from net realized gains                        --             --           --           --           --
  Distributions in excess of net realized gains                --             --           --           --           --
 Total distributions                                           --          (0.21)       (0.79)       (0.01)       (0.03)
 Net asset value, end of period                             $3.03          $3.24        $5.97        $6.24        $6.37
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN                                             (6.39)%       (42.98)%        7.84%      (1.89)%        7.28%

RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (thousands)                    $50,841        $53,707     $109,287     $135,779     $159,435
 Ratio of expenses to average net assets, before
 reimbursement or waiver                                    1.74%          1.65%        1.60%        1.70%        1.54%
 Ratio of expenses to average net assets, net of
 reimbursement or waiver                                    1.74%          1.65%        1.60%        1.70%        1.54%
 Ratio of net investment income (loss) to average net
 assets, before reimbursement or waiver                     0.08%          0.17%      (0.32)%        0.07%        0.50%
 Ratio of net investment income (loss) to average net
 assets, net of reimbursement or waiver                     0.08%          0.17%      (0.32)%        0.07%        0.50%
 Portfolio Turnover Rate                                   28.93%         38.32%       31.04%       40.41%       23.77%

                                                     *    Annualized.
                                                     (e)  Six month period ended December 31, 1998. The Fund changed its fiscal year-end from June 30th to December 31st.
                                                     (f)  Fiscal year-end June 30th.

                                           FINANCIAL HIGHLIGHTS

                                  SILVER FUND
   1998(e)       1998(f)      1997(f)      1996(f)      1995(f)      1994(f)
    ----------------------------------------------------------------------
      $3.26         $3.95        $4.46        $4.00        $3.92        $3.52
      (0.01)        (0.02)       (0.04)       (0.03)      (0.03)       (0.02)
           )
      (0.52         (0.66)       (0.43)        0.51        0.11         0.42
      (0.53)        (0.68)       (0.47)        0.48        0.08         0.40
         --            --           --           --          --           --
         --         (0.01)       (0.04)       (0.02)
         --            --           --           --          --           --
         --            --           --           --          --           --
         --         (0.01)       (0.04)       (0.02)         --           --
      $2.73         $3.26        $3.95        $4.46        $4.00        $3.92
    -------------------------------------------------------------------------
    -------------------------------------------------------------------------
   (16.26)%      (17.32)%     (10.76)%       12.02%        2.04%       11.36%

    $25,560       $34,921      $42,035      $73,945      $65,517      $49,499
     2.37%*         1.90%        1.96%        1.73%        1.82%        1.84%
     2.37%*         1.90%        1.96%        1.73%        1.82%        1.84%
   (0.61)%*       (0.54)%      (0.78)%      (0.72)%      (0.83)%      (0.82)%
   (0.61)%*       (0.54)%      (0.78)%      (0.72)%      (0.83)%      (0.82)%
      5.68%        28.78%       18.76%       44.30%      44.22%        5.28%

                            FIXED-INCOME FUNDS AND MONEY MARKET FUNDS

                                                                       GNMA INCOME FUND
    PER SHARE OPERATING PERFORMANCE          1998            1997            1996            1995            1994
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $8.40           $8.12           $8.19           $7.60           $8.32
 Net investment income (loss)                  0.48            0.51            0.53            0.58            0.55
 Net realized and unrealized gain (loss)
 from investment operations                    0.13            0.29           (0.08)           0.59           (0.72)
 Total income (loss) from investment
 operations                                    0.61            0.80            0.45            1.17           (0.17)
 Less distributions:
  Distributions from net investment
  income                                      (0.48)          (0.52)          (0.52)          (0.58)          (0.55)
  Distributions in excess of net
  investment income                              --              --              --              --              --
  Distributions from net realized gains          --              --              --              --              --
  Distributions in excess of net
  realized gains                                 --              --              --              --              --
 Total distributions                          (0.48)          (0.52)          (0.52)          (0.58)          (0.55)
 Net asset value, end of period               $8.53           $8.40           $8.12           $8.19           $7.60
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN                                 7.52%          10.20%           5.71%          15.91%         (2.07)%

RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (thousands)     $273,591        $158,071        $133,777        $130,681        $132,108
 Ratio of expenses to average net
 assets, before reimbursement or waiver       1.01%           1.01%           1.05%           1.01%           0.98%
 Ratio of expenses to average net
 assets, net of reimbursement or waiver       1.01%           1.01%           1.05%           1.01%           0.98%
 Ratio of net investment income (loss)
 to average net assets, before
 reimbursement or waiver                      5.85%           6.28%           6.56%           7.10%           6.90%
 Ratio of net investment income (loss)
 to average net assets, net of
 reimbursement or waiver                      5.85%           6.28%           6.56%           7.10%           6.90%
 Portfolio Turnover Rate                     54.47%         134.28%         128.76%          30.69%          37.15%

                                           FINANCIAL HIGHLIGHTS

                           MONEY MARKET TRUST
    1998          1997            1996            1995           1994
  ---------------------------------------------------------------------
     $1.00          $1.00           $1.00           $1.00         $1.00
    0.0455         0.0458          0.0441          0.0495        0.0330
        --             --              --              --            --
    0.0455         0.0458          0.0441          0.0495        0.0330
   (0.0455)       (0.0458)        (0.0441)        (0.0495)      (0.0330)
        --             --              --              --            --
        --             --              --              --            --
        --             --              --              --            --
   (0.0455)       (0.0458)        (0.0441)        (0.0495)      (0.0330)
     $1.00          $1.00           $1.00           $1.00         $1.00
  ---------------------------------------------------------------------
  ---------------------------------------------------------------------
     4.64%          4.68%           4.50%           5.06%         3.35%

   $87,488        $95,149         $97,526         $88,786      $111,805
     1.05%          1.04%           1.04%           1.08%         1.02%
     1.00%          1.00%           1.00%           1.00%         1.00%
     4.51%          4.55%           4.37%           4.87%         3.30%
     4.56%          4.58%           4.41%           4.95%         3.32%
        --             --              --              --            --

                 STATEMENT OF ADDITIONAL INFORMATION

                 The Statement of Additional Information (SAI) provides a more complete discussion about the Lexington Funds and is incorporated by reference, which means that it is considered a part of this prospectus.

                 ANNUAL AND SEMI-ANNUAL REPORTS

                 The annual and semi-annual reports to shareholders have more information about each Lexington Fund's investments, including a discussion about the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

                 TRADEMARKS

                 Lexington(R) and Global Corporate Leaders(R) are registered trademarks of Lexington Management Corporation.

                 REVIEWING OR OBTAINING ADDITIONAL INFORMATION

                 You may obtain a copy of the SAI and the annual and semi-annual reports (free of charge) by contacting a broker-dealer or other financial intermediaries that sell the Fund's shares or by writing or calling:

                      THE LEXINGTON FUNDS(R)
                      P.O. Box 1515
                      Park 80 West Plaza Two
                      Saddle Brook, New Jersey 07663
                      Attn: Shareholder Services

                      Tel: (800) 526-0056 or (201) 845-7300

                ----------------------------------------------------------------
                      www.lexingtonfunds.com
                                                         [LOGO]

                 You may also obtain a copy of the SAI and the annual and semi-annual reports (for a fee) by contacting the Public Reference Room of the Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C., telephone 800-SEC-0330. You may also obtain this information by visiting the SEC's Worldwide Website at http://www.sec.gov.

                 Investment Company Act File No. 811-0865 (Growth and Income); 811-7413 (SmallCap); 811-5113 (Global Corporate Leaders); 811-8172 (International); 811-1838 (Worldwide); 811-7287 (Small
                 Cap Asia Growth); 811-7587 (Russia); 811-2401 (GNMA Income); 811-4675 (Global Income); 811-2701 (Money Market); 811-2881
                 (Goldfund); 811-4111 (Silver).

                 LEXINGTON MONEY MARKET TRUST

              STATEMENT OF ADDITIONAL INFORMATION


                          May 3, 1999

     This statement of additional information which is not a prospectus, should be read in conjunction with the current prospectus of Lexington Money Market Trust (the "Trust"), dated May 3, 1999, as it may be revised from time to time. To obtain a copy of the Trust's prospectus at no charge, please write to the Trust at P.O. Box 1515/Park 80 West - Plaza Two, Saddle Brook, New Jersey 07663 or call the following toll-free numbers:

          Shareholder Services:              1-800-526-0056
          24 Hour Account Information:       1-800-526-0052

     Lexington Management Corporation ("LMC") serves as the Trust's investment adviser. Lexington Funds Distributor, Inc. ("LFD") serves as distributor of shares of the Trust.

                       TABLE OF CONTENTS

                                                          PAGE

History of the Fund. . . . . . . . . . . . . . . . . . . . . 1

Investment Strategies and Risks of the Fund. . . . . . . . . 1

Investment Restrictions. . . . . . . . . . . . . . . . . . . 2

Portfolio Transactions . . . . . . . . . . . . . . . . . . . 3

Yield Calculation . . . . . . . . . . . . . . . . . . . . . .3

Management of the Fund . . . . . . . . . . . . . . . . . . . 4

Control Persons and Principal Holders of Securities . . . . .9

Investment Adviser, Administrator and Distributor. . . . .  10

Determination of Net Asset Value . . . . . . . . . . . . .  11

Telephone Exchange Provisions. . . . . . . . . . . . . . .  12

Tax Sheltered Retirement Plans . . . . . . . . . . . . . . .14

Capital Stock of the Fund. . . . . . . . . . . . . . . . . .15

Dividend Distribution and Reinvestment Policy. . . . . . . .15

Tax Matters. . . . . . . . . . . . . . . . . . . . . . . . .16

Custodian, Transfer Agent and Dividend Disbursing Agent. . .20

Counsel and Independent Auditors . . . . . . . . . . . . . .20

Financial Statements . . . . . . . . . . . . . . . . . . . .21


History of the Fund
-------------------
     Lexington Money Market Trust (the "Trust") is an organization commonly referred to as a business trust formed under the laws of the Commonwealth of Massachusetts on June 30, 1977. The Trust's declaration was restated on March 2, 1979 to reflect a change in the Trust's name from "Banner Redi-Resources Trust" to "Lexington Money Market Trust". The Fund is a diversified open-end management investment company.

Investment  Strategies and Risks of the Fund
--------------------------------------------
     In order to achieve its objective of seeking as high a level of current income as is available from short term investments and consistent with the preservation of capital and liquidity, the Trust will invest its assets in the following money market instruments: (l) Obligations issued, or guaranteed as to interest and principal, by the Government of the United States or any agency or instrumentality thereof; (2) U.S. dollar denominated time deposits, certificates of deposit and bankers' acceptances of U.S. banks and their London and Nassau branches and of U.S. branches of foreign banks, provided that the bank has total assets of one billion dollars; (3) Commercial paper of U.S. corporations, rated Al, A2 by Standard & Poor's Corporation or Pl,
P2 by Moody's Investors Service, Inc. or, if not rated, of such issuers having outstanding debt rated A or better by either of such services, or debt obligations of such issuers maturing in two years or less and rated A or better; (4) Repurchase agreements under which the Trust may acquire an underlying debt instrument for a relatively short period subject to the obligation of the seller to repurchase, and of the Trust to resell, at a fixed price. The underlying security must be of the same quality as those described herein, although the usual practice is to use U.S. Government or government agency securities. The Trust will enter into repurchase agreements only with commercial banks and dealers in U.S. Government securities. Repurchase agreements when entered into with dealers, will be fully collateralized including the interest earned thereon during the entire term of the agreement. If the institution defaults on the repurchase agreement, the Trust will retain possession of the underlying securities.
In addition, if bankruptcy proceedings are commenced with respect to the seller, realization on the collateral by the Trust may be delayed or limited and the Trust may incur additional costs. In such case the Trust will be subject to risks associated with changes in the market value of the collateral securities. The Trust intends to limit repurchase agreements to institutions believed by LMC to present minimal credit risk. The Trust will not enter into repurchase agreements maturing in more than seven days if the aggregate of such repurchase agreements would exceed 10% of the total assets of the Trust; or (5) Other money market instruments.

Foreign Branches of U.S. Banks

     The obligations of London and Nassau branches of U.S. banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation. Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as "sovereign risk"). In addition, evidences of ownership of portfolio securities may be held outside of the U.S., and the Trust may be subject to the risks associated with the holding of such
property overseas.   Examples of governmental actions would be the imposition
of currency controls, interest limitations, seizure of assets, or the declaration of a moratorium. Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by Federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office. While the Trust will carefully consider these factors on making such investments, there are no limitations on the percentage of the Trust's portfolio which may be invested in any one type of instrument.

     The Investment Policies stated above are fundamental and may not be changed without shareholder approval. The Trust may not invest in securities other than the types of securities listed above and is subject to other specific restrictions as detailed under "Investment Restrictions" below.

Investment Restrictions
-----------------------
     The following investment restrictions adopted by the Trust may not be changed without the affirmative vote of a majority (defined as the lesser of:
67% of the shares represented at a meeting at which 50% of outstanding shares are present, or 50% of outstanding shares) of its outstanding shares. The Trust may not: (l) purchase any securities other than money market instruments or other debt securities maturing within two years of the date of purchase; (2) borrow an amount which is in excess of one-third of its total assets taken at market value (including the amount borrowed); and then only from banks as a temporary measure for extraordinary or emergency purposes. The Trust will not borrow to increase income but only to meet redemption requests which might otherwise require undue disposition of portfolio securities. The Trust will not invest while it has borrowings outstanding; (3) pledge its assets except in an amount up to 15% of the value of its total assets taken at market value in order to secure borrowings made in accordance with number (2) above; (4) sell securities short unless at all times while a short position is open the Trust maintains a long position in the same security in an amount at least equal thereto; (5) write or purchase put or call options; (6) purchase securities on margin except the Trust may obtain such short term credit as may be necessary for the clearance of purchases and sales of portfolio securities; (7) make investments for the purpose of exercising control or management; (8) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; (9) make loans to other persons, provided that the Trust may purchase money market securities or enter into repurchase agreements and lend securities owned or held by it as provided herein; (10) lend its portfolio securities, except in conformity with the guidelines set forth below; (11) concentrate more than 25% of its total assets, taken at market value at the time of such investment, in any one industry, except U.S. Government and U.S. Government agency securities and U.S. bank obligations;
(12) purchase any securities other than U.S. Government or U.S. Government agency securities, if immediately after such purchase more than 5% of its total assets would be invested in securities of any one issuer for more than three business days; (taken at market value) (13) purchase or hold real estate, commodities or commodity contracts; ( 14 ) invest more than 5% of its total assets (taken at market value) in issues for which no readily available market exists or with legal or contractual restrictions on resale except for repurchase agreements; (15) act as an underwriter (except as it may be deemed such as to the sale of restricted securities); or (16) enter into reverse repurchase agreements.

     Lending of portfolio securities: As stated in number (10) above, subject to guidelines established by the Trustees and by the Securities and Exchange Commission, the Trust, from time-to-time, may lend portfolio securities to brokers, dealers, corporations or financial institutions and receive collateral which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such collateral will be either cash or fully negotiable U. S. Treasury or agency issues. If cash, such collateral will be invested in short term securities, the income from which will increase the return to the Trust. However, a portion of such incremental return may be shared with the borrower. If securities, the usual procedure will be for the borrower to pay a fixed fee to the Trust for such time as the loan is outstanding. The Trust will retain substantially all rights of beneficial ownership as to the loaned portfolio securities including rights to interest or other distributions and will have the right to regain record ownership of loaned securities in order to exercise such beneficial rights. Such loans will be terminable at any time. The Trust may pay reasonable fees to persons unaffiliated with it in connection with the arranging of such loans.

Portfolio Transactions
----------------------
     Portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for money market instruments. Therefore, usually no brokerage commissions were paid by the Trust. Transactions are allocated to various dealers by LMC in its best judgment. Dealers are selected primarily on the basis of prompt execution of orders at the most favorable prices. The Trust has no obligation to deal with any dealer or group of dealers. Particular dealers may be selected for research or statistical and other services to enable LMC to supplement its own research and analysis with that of such firms. Information so received will be in addition to and not in lieu of the services required to be performed by LMC under the investment advisory agreement and the expenses of LMC will not necessarily be reduced as a result of the receipt of such supplemental information.

Yield Calculation
-----------------
     The Trust provides current yield and effective yield quotations, which are calculated in accordance with the regulations of the Securities and Exchange Commission, based upon changes in account value during a recent seven-day base period.

     Current yield quotations are computed by annualizing (on a 365-day basis) the "base period return". The "base period return" is computed by determining the net change exclusive of capital changes in the value of the account, divided by the value of the account at the beginning of the base period. Effective yield is computed by compounding the "base period return". Based upon dividends actually credited to the shareholders' accounts (i.e.: based upon net investment income), the current yield to an investor in the Trust during the last seven calendar days of its fiscal year ended December 31, 1998 was at an annual rate of 4.34% and the effective yield was at an annual rate of 4.43%. The average weighted maturity of investments was 19 days. The current and effective yield are affected by market conditions, portfolio quality, portfolio maturity, type of instruments held and operating expenses. The Trust attempts to keep its net asset value per share at $1.00, but attainment of this objective is not guaranteed. This Statement of Additional Information may be in use for a full year and it can be expected that these yields will fluctuate substantially from the example shown above.

     The current and effective yield figures are not a representation of future yield as the Trust's net income and expenses will vary based on many factors, including changes in short term money market yields generally and the types of instruments in the Trust's portfolio. The stated yield of the Trust may be useful in reviewing the Trust's performance and in providing a basis for comparison with other investment alternatives. However, unlike bank deposits and other investments which pay fixed yields for stated periods of time, the yield of the Trust fluctuates. In addition, other investment companies may calculate yield on a different basis and may purchase securities for their portfolios which have different qualities and maturities than those of the Trust's portfolio securities.

Management of the Fund
----------------------
     The Fund's Trustees and executive officers, their ages as of the Fund's most recent fiscal year-end, their principal occupations and former affiliations are set forth below:

 + S.M.S.  CHADHA  (61),  TRUSTEE.  3/16 Shanti  Niketan,  New Delhi 21,  India.
   Secretary, Ministry of External Affairs, New Delhi, India; Head of Foreign Service Institute, New Delhi, India; Special Envoy of the Government of India; Director, Special Unit for Technical Cooperation among Developing Countries, United Nations Development Program, New York.

*+ ROBERT M.  DEMICHELE  (54),  PRESIDENT  AND CHAIRMAN.  P.O. Box 1515,  Saddle
   Brook, N.J. 07663. Chairman and Chief Executive Officer, Lexington Management Corporation; President and Director, Lexington Global Asset Managers, Inc.; Chairman and Chief Executive Officer, Lexington Funds Distributor, Inc.;
   Chairman of the Board, Market Systems Research, Inc. and Market Systems Research Advisors, Inc.; Director, Chartwell Re Corporation, Claredon
   National Insurance Company, The Navigator's Group, Inc., Unione Italiana Reinsurance, Vanguard Cellular Systems, Inc. and Weeden &Co.; Vice Chairman of the Board of Trustees, Union College and Trustee, Smith Richardson Foundation.

 + BEVERLEY C. DUER (69), DIRECTOR.  340 East 72nd Street,  New York, N.Y. 10021
   Private Investor.  Formerly Manager,  Operations Research Department,     CPC
   International Inc.

*+ BARBARA R. EVANS (38), TRUSTEE. 5 Fernwood Road, Summit, N.J. 07901.  Private
   Investor,   formerly,   Assistant  Vice  President  and  Securities  Analyst,
   Lexington Management Corporation.

*+ RICHARD M. HISEY (40), DIRECTOR and  VICE PRESIDENT.  P.O. Box 1515,   Saddle
   Brook, N.J. 07663. Managing Director, Chief Financial Officer and Director, Lexington Management Corporation; Chief Financial Officer, Vice President and Director, Lexington Funds Distributor, Inc; Chief Financial Officer, Market Systems Research Advisers, Inc.; Executive Vice President, Chief Financial Officer and General Manager - Mutual Funds, Lexington Global Asset Managers, Inc.

*+ LAWRENCE  KANTOR (51),  VICE  PRESIDENT AND  TRUSTEE.  P.O. Box 1515,  Saddle
   Brook, N.J. 07663. Managing Director, Executive Vice President and Director, Lexington Management Corporation; Executive Vice President and Director, Lexington Funds Distributor, Inc.; Executive Vice President, Lexington Global Asset Managers, Inc.,

 + JERARD F. MAHER (53),  TRUSTEE.  300 Raritan  Center  Parkway,  Edison,  N.J.
   08818. General Counsel, Federal Business Center; Counsel, Ribis, Graham &Curtin.

 + ANDREW M.  MCCOSH (58), TRUSTEE. 12 Wyvern Park, Edinburgh EH92 JY, Scotland,
   U.K. Professor of the Organisation of Industry and Commerce, Department of Business Studies, The University of Edinburgh, Scotland..

 + DONALD B. MILLER  (72),  TRUSTEE.  10725 Quail Covey  Drive,  Boynton  Beach,
   Florida 33436. Chairman, Horizon Media, Inc.; Trustee, Galaxy Funds; Director, Maguire Group of Connecticut; prior to January 1989, President, Director and C.E.O., Media General Broadcast Services.

 + JOHN G. PRESTON (66),  TRUSTEE.  3 Woodfield Road,  Wellesley,  Massachusetts
   02181. Associate Professor of Finance, Boston College, Boston, Massachusetts.

 + ALLEN H. STOWE (61), TRUSTEE.  3674 Fifth and Ocean Avenues,  Normandy Beach,
   New Jersey 08739. President, Dartmouth Co-operative Society Co., Inc.

*+ DENIS P. JAMISON (51), VICE PRESIDENT AND PORTFOLIO MANAGER.  P.O. Box  1515,
   Saddle Brook, NJ 07663.    Senior Vice President,   Director of Fixed  Income
   Investment Strategy, Lexington Management Corporation.

*+ LISA CURCIO (39), VICE PRESIDENT AND SECRETARY.  P.O. Box 1515, Saddle Brook,
   N.J. 07663. Senior Vice President and Secretary, Lexington Management Corporation; Vice President and Secretary, Lexington Funds Distributor, Inc.; Secretary, Lexington Global Asset Managers, Inc.

*+ RICHARD J. LAVERY,  CLU, CHFC (45),  VICE PRESIDENT.  P. O. Box 1515,  Saddle
   Brook, N.J. 07663. Senior Vice President, Lexington Management Corporation; Vice President, Lexington Funds Distributor, Inc.

*+ JANICE A. CARNICELLI (39), VICE PRESIDENT. P. O. Box 1515, Saddle Brook, N.J.
   07663.

*+ CHRISTIE CARR-WALDRON (31),TREASURER, P.O. Box 1515, Saddle Brook, N.J.07663.
   Prior to October 1992, Senior Accountant, KPMG Peat Marwick LLP.

*+ CATHERINE DIFALCO (29), ASSISTANT TREASURER. P.O. Box 1515, Saddle Brook, New
   Jersey 07663. Prior to October 1997, Manager, Fund Accounting.

*+ SIOBHAN  GILFILLAN (35),  ASSISTANT  TREASURER.  P.O. Box 1515, Saddle Brook,
   N.J. 07663.

*+ JOAN K. LEDERER (32), ASSISTANT TREASURER.  P.O. Box 1515, Saddle Brook, N.J.
   07663. Prior to April 1997, Director of Investment Accounting, Diversified Investment Advisors, Inc. Prior to April 1996, Assistant Vice President, PIMCO.

*+ SHERI MOSCA (35),  ASSISTANT  TREASURER.  P. O. Box 1515,  Saddle Brook, N.J.
   07663.

*+ PETER CORNIOTES (36), ASSISTANT SECRETARY. P. O. Box 1515, Saddle Brook, N.J.
   07663.  Vice  President  and  Assistant   Secretary,   Lexington   Management
   Corporation. Assistant Secretary, Lexington Funds Distributor, Inc.

*+ ENRIQUE FAUST (38),  ASSISTANT  SECRETARY,  P.O. Box 1515, Saddle Brook, N.J.
   07663. Assistant Vice President, Lexington Management Corporation. Prior to March 1994, Blue Sky Compliance Coordinator, Lexington Group of Investment Companies.


   * "Interested person" and/or "affiliated person" as defined in the Investment Company Act of 1940, as amended.

  + Messrs. Chada, Corniotes, DeMichele, Duer, Faust, Hisey, Jamison, Kantor, Lavery, Maher, McCosh, Miller, Preston and Stowe, and Mmes. Carnicelli, Carr-Waldron, Curcio, DiFalco, Evans, Gilfillan, Lederer and Mosca hold similar offices with some or all of the other registered investment companies advised and/or distributed by Lexington Management Corporation or Lexington Funds Distributor, Inc.
      The Board of Trustees met 5 times during the twelve months ended December 31, 1998, and each of the Trustees attended at least 75% of those meetings.

     Remuneration of Trustees and Certain Executive Officers:

     Each Trustee is reimbursed for expenses incurred in attending each meeting of the Board of Trustee or any committee thereof up to a maximum of $9,000 per year for Trustees living outside the U.S. and $6,000 per year for Trustee living within the U.S. Each Trustee who is not an affiliate of the advisor is compensated for his or her services according to a fee schedule which recognizes the fact that each Trustee also serves as a Trustee of other investment companies advised by LMC. Each Trustee receives a fee, allocated among all investment companies for which the Trustee serves.

     Set forth below is information regarding compensation paid or accrued during the period January 1, 1998 to December 31, 1998 for each
Trustee:


--------------------------------------------------------------------------------
                            AGGREGATE       TOTAL COMPENSATION      NUMBER OF
      NAME OF TRUSTEE   COMPENSATION FROM      FROM FUND AND   DIRECTORSHIPS IN
                              FUND             FUND COMPLEX       FUND COMPLEX
--------------------------------------------------------------------------------
   S.M.S. Chadha             $1,712               $27,068              15
--------------------------------------------------------------------------------
   Robert M. DeMichele          0                    0                 16
--------------------------------------------------------------------------------
   Beverley C. Duer          $2,045               $35,518              16
--------------------------------------------------------------------------------
   Barbara R. Evans             0                    0                 15
--------------------------------------------------------------------------------
   Richard M. Hisey             0                    0                  7
--------------------------------------------------------------------------------
   Lawrence Kantor              0                    0                 15
--------------------------------------------------------------------------------
   Jerard F. Maher           $1,712               $30,518              16
--------------------------------------------------------------------------------
   Andrew M. McCosh          $1,712               $27,818              15
--------------------------------------------------------------------------------
   Donald B. Miller          $1,712               $27,818              15
--------------------------------------------------------------------------------
   Frances Olmsted*          $1,400               $16,800              N/A
--------------------------------------------------------------------------------
   John G. Preston           $1,712               $27,818              15
--------------------------------------------------------------------------------
   Margaret W. Russell*      $1,456               $23,228              N/A
--------------------------------------------------------------------------------
   Philip C. Smith*          $1,280               $19,200              N/A
--------------------------------------------------------------------------------
   Allen H. Stowe            $1,712               $12,340               8
--------------------------------------------------------------------------------
   Frances A. Sunderland*    $1,200               $16,800              N/A
--------------------------------------------------------------------------------
  *Retired

        Retirement Plan for Eligible Directors/Trustees

     Effective September 12, 1995, the Trustees instituted a Retirement Plan for Eligible Directors/Trustees (the "Plan") pursuant to which each Director/Trustee (who is not an employee of any of the Funds, the Advisor, Administrator or Distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the Board. Pursuant to the Plan, the normal retirement date is the date on which the eligible Director/Trustee has attained age 65 and has completed at least ten years of continuous and non-forfeited service with one or more of the investment companies advised by LMC (or its affiliates) (collectively, the "Covered Funds"). Each eligible Director/Trustee is entitled to receive from the Covered Fund an annual benefit commencing on the first day of the calendar quarter coincident with or next following his date of retirement equal to 5% of his compensation multiplied by the number of such Director/Trustee's years of service (not in excess of 15 years) completed with respect to any of the Covered Portfolios. Such benefit is payable to each eligible Trustee in quarterly installments for ten years following the date of retirement or the life of the Director/Trustee. The Plan establishes age 72 as a mandatory retirement age for Directors/Trustees; however, Director/Trustees serving the Funds as of September 12, 1995 are not subject to such mandatory retirement. Directors/Trustees serving the Funds as of September 12, 1995 who elect retirement under the Plan prior to September 12, 1996 will receive an annual retirement benefit at any increased compensation level if compensation is increased prior to September 12, 1997 and receive spousal benefits (i.e., in the event the Director/Trustee dies prior to receiving full benefits under the Plan, the Director/Trustee's spouse (if any) will be entitled to receive the retirement benefit within the 10 year period.)

     Retiring will be eligible to serve as Honorary Trustees for one year after retirement and will be entitled to be reimbursed for travel expenses to attend a maximum of two meetings.

     Set forth in the table below are the estimated annual benefits payable to an eligible Trustee upon retirement assuming various compensation and years of service classifications. As of December 31, 1998, the estimated credited years of service for Trustees Chadha, Duer, Maher, McCosh, Miller, Preston and Stowe are 3, 20, 3, 3, 24, 20 and 3, respectively.


                              HIGHEST ANNUAL COMPENSATION PAID BY ALL FUNDS
                              ---------------------------------------------

                 $20,000         $25,000            $30,000              $35,000

    YEARS OF
     SERVICE               ESTIMATED ANNUAL BENEFIT UPON RETIREMENT
     ------                ----------------------------------------
       15        $15,000         $18,750            $22,500              $26,250
       14         14,000          17,500             21,000               24,500
       13         13,000          16,250             19,500               22,750
       12         12,000          15,000             18,000               21,000
       11         11,000          13,750             16,500               19,250
       10         10,000          12,500             15,000               17,500


Control Persons and Principal Holders of Securities
---------------------------------------------------
     As of February 19, 1999, the following persons are known by fund management to have owned beneficially, directly or indirectly, 5% or more of the outstanding shares of Lexington Money Market Trust: Lexington Management Corporation, Park 80 West Plaza Two, Saddle Brook, NJ 07663, 5%.


Investment Adviser, Administrator and Distributor
-------------------------------------------------
     LMC, P.O. Box 1515/Park 80 West Plaza Two, Saddle Brook, New Jersey 07663, is the investment adviser to the Trust and, as such, advises and makes recommendations to the Trust with respect to its investments and investment policies.

     Under the terms of the investment advisory agreement with LMC, as compensation for its services to the Trust, LMC receives monthly from the Trust a fee at the annual rates of 0.5% of that portion of the average daily net assets of the Trust not exceeding $500 million and 0.45% of the average daily net assets of the Trust in excess of $500 million, computed monthly. All fees and expenses are accrued daily and deducted before payment of dividends to investors. Such agreement provides that if in any fiscal year the aggregate expenses of the Trust, exclusive of taxes, brokerage, interest and extraordinary expenses, but including the fees payable to the adviser, exceed 1% of the average daily net assets, LMC will refund monthly to the Trust or bear any such excess. LMC received from the Trust under the advisory agreement the following net fees as of the fiscal year ended December 31, 1996, $450,030, December 31, 1997, $455,446 and December 31,
1998 $455,434. The investment advisory agreement will automatically terminate if assigned and may be terminated by either party upon 60 days' notice. The terms of the agreement and any renewal thereof must be approved at least annually by a majority of its trustees, including a majority of trustees who are not parties to the agreement or "interested persons" of such parties, as such term is defined under the Investment Company Act of 1940, as amended.

     Under the terms of the advisory agreement LMC also pays the Trust's expenses for office rent, utilities, telephone, furniture and supplies utilized for the Trust's principal office and the salaries and payroll expense of officers and trustees of the Trust who are also employees of LMC or its affiliates in carrying out its duties under the investment advisory agreement. The Trust pays all its other expenses, including custodian and transfer fees, legal and registration fees, audit fees, printing of prospectuses, shareholder reports and communications required for regulatory purposes or for distribution to existing shareholders, computation of net asset value, mailing of shareholder reports and communications, portfolio brokerage, taxes and independent trustees' fees, and furnishes LFD, at printer's overrun cost paid by LFD, such copies of its prospectus and annual, semi-annual and other reports and shareholder communications as may reasonably be required for sales purposes. In addition, the Trust will bear any costs associated with the securities loan program (any such loans will increase the return to the shareholders).

     LMC serves as investment adviser to other investment companies and private and institutional investment accounts. Included among these clients are persons and organizations which own significant amounts of capital stock of LMC's parent (see below). These clients pay fees which LMC considers comparable to the fee levels for similarly served clients. LMC's accounts are managed independently with reference to the applicable investment objectives and current security holdings but on occasion more than one fund or counsel account may seek to engage in transactions in the same security at the same time. To the extent practicable, such transactions will be effected on a pro-rata basis in proportion to the respective amounts of securities to be bought and sold for each portfolio, and the allocated transactions will be averaged as to price. While this procedure may adversely affect the price or volume of a given Trust transaction, LMC believes that the ability of the Trust to participate in combined transactions may generally produce better executions overall.

     LFD also serves as distributor for Trust shares under a Distribution Agreement which is subject to annual approval by a majority of the Trustees, including a majority of those who are not "interested persons".

     LMC also acts as administrator to the Fund and performs certain administrative and internal accounting services, including but not limited to, maintaining general ledger accounts, regulatory compliance, preparation of financial information for semiannual and annual reports, preparing registration statements, calculating net asset values, shareholder communications and supervision of the custodian of, transfer agent and provides facilities for such services. The Fund pays LMC a fee, payable monthly, equal to the pro-rata portion of LMC(acute accent)Is actual cost in providing such services and facilities.

     Of the trustees, officers or employees ("affiliated persons") of the Trust, Messrs. Corniotes, DeMichele, Faust, Hisey, Kantor, Jamison and Lavery and Mmes. Carnicelli, Carr-Waldron, Curcio, Dubis, Gilfillan, Lederer and Mosca (see "Management of the Trust") may also be deemed affiliates of LMC by virtue of being officers, directors or employees thereof. As of February 19, 1999, all officers and trustees of the Trust as a group were beneficial owners of less than 1% of the shares of the Trust.

     LMC and LFD are wholly-owned subsidiaries of Lexington Global Asset Managers, Inc., a Delaware corporation with offices at Park 80 West, Plaza Two, Saddle Brook, New Jersey 07663. Descendants of Lunsford Richardson, Sr., their spouses, trusts and other related entities have a majority voting control of the outstanding shares of Lexington Global Asset Managers, Inc.

Determination of Net Asset Value
--------------------------------
     The Fund calculates net asset value as of the close of normal trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time, unless weather, equipment failure or other factors contribute to an earlier closing time) each business day and at such other times and/or such other days as there is sufficient trading in money market instruments to affect materially the Trust's net asset value per share. It is expected that the New York Stock Exchange will be closed on Saturdays and Sundays and on New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Substantially all of the Trust's net income calculated from the immediately preceding determination of net income, is declared daily as dividends.

     For the purpose of determining the price at which shares are issued and redeemed, the net asset value per share is calculated immediately after the daily dividend declaration by: (a) valuing all securities and instruments as set forth below; (b) deducting the Trust's liabilities; and (c) dividing the resulting amount by the number of shares outstanding. As discussed below, it is the intention of the Trust to maintain a net asset value per share of $1.00. The Trust's portfolio instruments are valued on the basis of amortized cost. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price the Trust would receive if it sold its portfolio. During periods of declining interest rates, the daily yield on shares of the Trust computed as described above may be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all its portfolio instruments. Thus, if the use of amortized cost by the Trust results in a lower aggregate portfolio value on a particular day, a prospective investor in the Trust would be able to obtain a somewhat higher yield than would result from an investment in a fund utilizing solely market values, and existing investors in the Trust would receive less investment income. The converse would apply in a period of rising interest rates.

     The Trust's use of amortized cost and the maintenance of the Trust's per share net value at $1.00 is based on its election to operate under the provisions of Rule 2a-7 under the Investment Company Act of 1940. As a condition of operating under that rule, the Trust must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of thirteen months or less, and invest only in securities which are determined by the Board of Trustees to present minimal credit risks and which are of high quality as required by the Rule, or in the case of any instrument not so rated, considered by the Board of Trustees to be of comparable quality. Securities in the Trust will consist of money market instruments that have been rated (or whose issuer's short-term debt obligations are rated) in one of the two highest categories (i.e., "Al/Pl") by both Standard & Poor's Corporation ("S&P") and Moody's Investors Services, Inc. ("Moody's"), two nationally recognized statistical rating organizations ("NRSRO").

     The Trust may invest up to 5% of its assets in any single "Tier I" security (other than U.S. Government securities), measured at the time of acquisition; however, it may invest more than 5% of its assets in a single
Tier 1 security for no more than three business days.   A "Tier I" security
is one that has been rated (or the issuer of such security has been rated) by both S&P and Moody's in the highest rating category or, if unrated, is of
comparable quality.   A security rated in the highest category by only one
of these NRSROs is also considered a Tier 1 security.

     In addition, the Trust may invest not more than 5% of its assets in "Tier 2" securities. A Tier 2 security is a security that is (a) rated in the second highest category by either S&P or Moody's or (b) an unrated security that is deemed to be of comparable quality by the Trust's investment advisor. The Trust may invest up to 1% of its assets in any single Tier 2 security.

     The Trust may invest only in a money market instrument that has a remaining maturity of 13 months (397 days) or less, provided that the Trust's average weighted maturity is 90 days or less.

     The Board of Trustees has also agreed, as a particular responsibility within the overall duty of care owed to its shareholders, to establish procedures reasonably designed, taking into account current market conditions and the Trust's investment objective, to stabilize the net asset value per share as computed for the purposes of sales and redemptions at $1.00. These procedures include periodic review, as the Board deems appropriate and at such intervals as are reasonable in light of current market conditions, of the relationship between the amortized cost value per share and a net asset value per share based upon available indications of market value. In such review, investments for which market quotations are readily available are valued at the most recent bid price or quoted yield equivalent for such securities or for securities of comparable maturity, quality and type as obtained from one or more of the major market makers for the securities to be valued. Other investments and assets are valued at fair value, as determined in good faith by the Board of Trustees.

Telephone Exchange Provisions
-----------------------------
     Exchange instructions may be given in writing or by telephone.
Telephone exchanges may only be made if a Telephone Authorization form has been previously executed and filed with LFD. Telephone exchanges are permitted only after a minimum of seven (7) days have elapsed from the date of a previous exchange. Exchanges may not be made until all checks in payment for the shares to be exchanged have been cleared.

     Telephonic exchanges can only involve shares held on deposit at State Street Bank and Trust Company (the "Agent"); shares held in certificate form by the shareholder cannot be included. However, outstanding certificates can be returned to the Agent and qualify for these services. Any new account established with the same registration will also have the privilege of exchange by telephone in the Lexington Funds. All accounts involved in a telephonic exchange must have the same registration and dividend option as the account from which the shares were transferred and will also have the privilege of exchange by telephone in the Lexington Funds in which these services are available.

     By checking the box on the New Account Application authorizing telephone exchange services, a shareholder constitutes and appoints LFD as the true and lawful attorney to surrender for redemption or exchange any and all non-certificate shares held by the Agent in account(s) designated, or in any other account with the Lexington Funds, present or future which has the identical registration, with full power of substitution in the premises.
This selection also authorizes and directs LFD to act upon any instruction from any person by telephone for exchange of shares held in any of these accounts. In acting on a request to exchange, LFD is authorized to purchase shares of any other Lexington Fund that is available, provided the registration and mailing address of the shares to be purchased are identical to the registration of the shares being redeemed. The shareholder also agrees that neither LFD, the Agent, or the Fund(s) will be liable for any loss, expense or cost arising out of any requests effected in accordance with this authorization which would include requests effected by impostors or persons otherwise unauthorized to act on behalf of the account. LFD, the Agent, and the Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and if they do not employ reasonable procedures they may be liable for any losses due to unauthorized or fraudulent instructions. The following identification procedures may include, but are not limited to, the following: account number, registration and address, taxpayer identification number and other information particular to the account. In addition, all telephone exchange and telephone redemption transactions will take place on recorded telephone lines and each transaction will be confirmed in writing by the Fund. If the shareholder is an entity other than an individual, it may be required to certify that certain persons have been duly elected and are now legally holding the titles given and that the said corporation, trust, unincorporated association, etc. is duly organized and existing and has the power to take action called for by this continuing authorization. LFD reserves the right to cease to act as attorney subject to the above appointment upon thirty (30) days written notice to the address of record.

     Exchange Authorizations forms, Telephone Authorization forms and prospectuses of the other funds may be obtained from LFD.

     LFD has made arrangements with certain dealers to accept instructions by telephone to exchange shares of the Fund or shares of one of the other Lexington Funds at net asset value as described above. Under this procedure, the dealer must agree to indemnify LFD and the funds from any loss or liability that any of them might incur as a result of the acceptance of such telephone exchange orders. A properly signed Exchange Authorization must be received by LFD within 5 days of the exchange request. LFD reserves the right to reject any telephone exchange request. In each such exchange, the registration of the shares of the Fund being acquired must be identical to the registration of the shares of the Fund being exchanged. Any telephone exchange orders so rejected may be processed by mail.

     This exchange offer is available only in states where shares of the Fund being acquired may legally be sold and may be modified or terminated at any time by the Fund. Broker-dealers who process exchange orders on behalf of their customers may charge a fee for their services. Such fee may be avoided by making requests for exchange directly to the Fund or Agent.

Tax Sheltered Retirement Plans
------------------------------
     The Fund makes available a variety of Prototype Pension and Profit Sharing Plans including a 401(k) Salary Reduction Plan and a 403(b)(7) Plan. Plan services are available by contacting the Shareholder Services Department of the Distributor at 1-800-526-0056.

     Individual Retirement Account (IRA): Individuals may make tax deductible contributions to their own Individual Retirement Accounts ("IRA") established under Section 408 of the Internal Revenue Code of 1986, as amended (the "Code"). Married investors filing a joint return (i) neither of whom is an active participant in an employer sponsored retirement plan, or (ii) for 1999 who have an adjusted gross income of $51,000 or less ($31,000 or less for single taxpayers) may each make a $2,000 annual deductible IRA contribution. For adjusted gross incomes over $51,000 ($31,000 for single taxpayers), the IRA deduction limit is generally phased out ratably over the next $10,000 of adjusted gross income, subject
to a minimum  $200  deductible contribution.   Investors  who  are  not  able
to deduct a full $2,000 IRA contribution because of the limitations may make a non-deductible contribution to their IRA to the extent a deductible contribution is not allowed. Federal income tax on accumulations earned on deductible or non-deductible contributions is deferred until such time as these amounts are deemed distributed to an investor. Rollovers are also permitted. The Disclosure statement required by the Internal Revenue Service ("IRS") is provided by the Fund.

     Roth IRA: Individuals may make non-deductible contributions to their own Roth Individual Retirement Accounts ("Roth IRAs") under Section 408A of the Code. Generally, Roth IRAs are subject to many of the same rules as Traditional IRAs. Most important with a Roth IRA: there is no income tax on qualified withdrawals. In addition, unlike a Traditional IRA, there is no prohibition on making contributions to a Roth IRA after an individual reaches age 70 1/2, and there are no required minimum withdrawals beginning at that age. Total contributions to all of an individual's Traditional and Roth IRAs may not exceed $2,000 per year (other limitations may apply). The $2,000 maximum contribution amount is reduced by any amounts contributed in the same year to a Traditional IRA or another Roth IRA. Married investors filing a joint return may not make a Roth IRA contribution for a year in which his or her joint adjusted gross income is $160,000 or greater (for unmarried investors, $110,000 or greater), and the amount allowed as a contribution is phased out ratably for married investors with an adjusted gross income of more than $150,000, but less than $160,000 (for unmarried investors, more than $95,000, but less than $110,000). Married investors filing separate returns may not contribute to a Roth IRA in a year in which his or her adjusted gross income is $10,000 or more (the allowed contribution amount is phased out ratably over the first $10,000 of this investor's adjusted gross income). The Disclosure statement required by the IRS is provided by the Fund upon opening a Roth IRA.

     The minimum initial investment to establish a tax-sheltered plan through the Fund is $250 for both Keogh Plans and IRA Plans. Subsequent investments are subject to a minimum of $50 for each account.

     Self-Employed Retirement Plan (HR-10): Self-employed individuals may make tax deductible contributions to a prototype defined contribution pension plan or profit sharing plan. There are, however, a number of special rules which apply when self-employed individuals participate in such plans. Currently purchase payments under a self-employed plan are deductible only to the extent of the lesser of (i) $30,000 or (ii) 25% of the individual's earned annual income (as defined in the Code) and in applying these limitations not more than $150,000 of "earned income" may be taken into account.

     Corporate Pension and Profit Sharing Plans: The Fund makes available a Prototype Defined Contribution Pension Plan and a Prototype Profit Sharing Plan.

     All purchases and redemptions of Fund shares pursuant to any one of the Fund's tax sheltered plans must be carried out in accordance with the provisions of the Plan. Accordingly, all plan documents should be reviewed carefully before adopting or enrolling in the plan. Investors should especially note that a penalty tax of 10% may be imposed by the IRS on early withdrawals under corporate, Keogh or IRA Plans. It is recommended by the IRS that an investor consult a tax adviser before investing in the Fund through any of these plans.

     An investor participating in any of the Fund's special plans has no obligation to continue to invest in the Fund and may terminate the Plan with the Fund at any time. Except for expenses of sales and promotion, executive and administrative personnel, and certain services which are furnished by LMC, the cost of the plans generally is borne by the Fund; however, each IRA Plan account is subject to an annual maintenance fee of $12.00 charged by the Agent.

Capital Stock of the Fund
-------------------------
     The Fund has one class of stock which has no preemptive rights.


Dividend Distribution and Reinvestment Policy
----------------------------------------------
     Substantially all of the Trust's net income will be declared as a dividend daily. The net income of the Trust (from the immediately preceding determination thereof) consists of: (i) all interest income accrued on the portfolio assets of the Trust; (ii) plus or minus all realized and unrealized gains and losses on portfolio assets of the Trust; and (iii) less all expenses of the Trust. Interest income includes discounts earned (including original issue and market discount) on discount paper accrued ratably to the date of maturity. All distributions will be reinvested automatically in additional shares unless specific instructions otherwise are received by the Agent. Dividends are declared, reinvested daily and distributed monthly in the form of additional full and fractional shares at net asset value. Since the net income will be declared as a dividend each time the net income of the Trust is determined, the net asset value per share will normally remain at one dollar per share immediately after each such dividend declaration and determination. If the net income on any one day is a negative amount (for example, if a sharp rise in interest rates causes realized and unrealized losses on portfolio assets in excess of interest income), the Trust will first offset the negative amount against the accrued dividends of each account. If the negative amount should exceed such accrued dividends, the Trust will reduce the number of outstanding shares by treating each shareholder as having contributed to the capital of the Trust that number of full and fractional shares in the account of such shareholder which represents the amount of such excess at the time of the determination. Each shareholder will be deemed to have agreed to such contribution in these circumstances by his investment in the Trust. This procedure will permit the net asset value per share of the Trust to be maintained at a constant value of $1.00 per share. If in the view of the Trustees it is inadvisable to continue the practice of maintaining the net asset value of one dollar per share, the Trustees reserve the right to alter the procedure. Shareholders will be notified promptly of any such alteration. Shareholders will be notified annually of the tax status of all distributions.


Tax Matters
-----------
     Information set forth in the Prospectus and this SAI is only a summary of certain key tax considerations generally affecting purchasers of shares of the Trust. The following is only a summary of certain additional tax considerations generally affecting the Trust and its shareholders that are not described in the Prospectus. No attempt has been made to present a complete explanation of the federal, state and local tax treatment of the Trust or the implications to shareholders, and the discussions here and in the Trust's Prospectus are not intended as substitutes for careful tax planning. Accordingly, potential purchasers of shares of the Trust are urged to consult their tax advisers with specific reference to their own tax circumstances. In addition, the tax discussion in the Prospectus and this SAI is based on tax law in effect on the date of the Prospectus and this SAI; such laws and regulations may be changed by legislative, judicial or administrative action, sometimes with retroactive effect.

Qualification as a Regulated Investment Company

     The Trust has elected to be taxed as a regulated investment company for federal income tax purposes under Subchapter M of the Code. As a regulated investment company, the Trust is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by the Trust made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and will therefore count toward satisfaction of the Distribution Requirement.

     In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").

     In general, gain or loss recognized by the Trust on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by the Trust at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Trust held the debt obligation.

     In general, for purposes of determining whether capital gain or loss recognized by the Trust on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (1) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Trust as part of a "straddle" (which term generally excludes a situation where the asset is stock and the Trust grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto) or (3) the asset is stock and the Trust grants an in-the-money qualified covered call option with respect thereto. In addition, the Trust may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

     Any gain recognized by the Trust on the lapse of, or any gain or loss recognized by the Trust from a closing transaction with respect to, an option written by the Trust will be treated as a short-term capital gain or loss.

     Certain transactions that may be engaged in by the Trust (such as regulated futures contracts and options on futures contracts) will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer's obligations (or rights) under such contracts have not terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of
Section 1256 contracts is taken into account for the taxable year together with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such contracts) is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The Trust, however, may elect not to have this special tax treatment apply to Section 1256 contracts that are part of a "mixed straddle" with other investments of the Trust that are not Section 1256 contracts.

     Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

     In addition to satisfying the requirements described above, the Trust must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Trust' taxable year, at least 50% of the value of the Trust' assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to each of which the Trust has not invested more than 5% of the value of the Trust' total assets in securities of such issuer and does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Trust controls and which are engaged in the same or similar trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security, not the issuer of the option. However, with regard to forward currency contracts, there does not appear to be any formal or informal authority which identifies the issuer of such instrument. For purposes of asset diversification testing, obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government such as the Government National Mortgage Corporation, the Federal Agricultural Mortgage Corporation, the Farm Credit System Financial Assistance Corporation, a Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Student Loan Marketing Association are treated as U.S. Government securities.

     If for any taxable year the Trust does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Trust' current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

Excise Tax on Regulated Investment Companies

     A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

     For purposes of the excise tax, a regulated investment company shall:
(1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) exclude foreign currency gains and losses incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

     The Trust intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Trust may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Trust Distributions

     The Trust anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will not qualify for the 70% dividends-received deduction for corporate shareholders.

     The Trust may either retain or distribute to shareholders its net capital gain for each taxable year. The Trust currently intends to distribute any such amounts. Net capital gain that is distributed and designated as a capital gain dividend will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Trust prior to the date on which the shareholder acquired his shares.

     Distributions by the Trust that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain realized from a sale of the shares, as discussed below.

     Distributions by the Trust will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Trust (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of the Trust reflects realized but undistributed income or gain, or unrealized appreciation in the value of the assets held by the Trust, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

     Ordinarily, shareholders are required to take distributions by the Trust into account in the year in which they are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Trust) on December
31 of such calendar year provided such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) to them during the year.

     The Trust will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder
(1) who has failed to provide a correct taxpayer identification number, (2) who is subject to backup withholding for failure properly to report the receipt of interest or dividend income, or (3) who has failed to certify to the Trust that it is not subject to backup withholding or that it is an "exempt recipient" (such as a corporation).

Sale or Redemption of Shares

     The Trust seeks to maintain a stable net asset value of $1.00 per share; however, there can be no assurance that the Trust will be able to accomplish this goal. If the net asset value varies from $1.00 per share, an investor will recognize gain or loss on the sale or redemption of shares of the Trust in an amount equal to the difference between the proceeds of the sale or redemption and the investor's adjusted tax basis in the shares. A shareholder will recognize gain or loss on the sale or redemption of shares of the Trust in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Trust within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Trust will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and (4) generally will apply in determining the holding period of shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Foreign Shareholders

     Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Trust is "effectively connected" with a U.S. trade or business carried on by such shareholder.

     If the income from the Trust is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends paid to the shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) on the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale or redemption of shares of the Trust, capital gain dividends and amounts retained by the Trust that are designated as undistributed capital gains.

     If the income from the Trust is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income and capital gain dividends received in respect of, and any gains realized upon the sale of, shares of the Trust will be subject to U.S. federal income tax at the rates applicable to U.S. taxpayers.

     In the case of a noncorporate foreign shareholder, the Trust may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding (or subject to withholding at a reduced treaty rate), unless the shareholder furnishes the Trust with proper notification of its foreign status.

     The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Trust, including the applicability of foreign taxes.

Effect of Future Legislation; Local Tax Considerations

     The foregoing general discussion of U.S. federal income tax consequences is based on the Code and Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect.

     Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Trust.

Custodian, Transfer Agent and Dividend Disbursing Agent
-------------------------------------------------------
     Chase Manhattan Bank, N.A., 1211 Avenue of the Americas, New York, New York 10036 has been retained to act as the Custodian for the Fund's portfolio securities including those to be held by foreign banks and foreign securities depositories which qualify as eligible foreign custodians under the rules adopted by the S.E.C. and for the Fund's domestic securities and other assets. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02181, has been retained to act as the transfer agent and dividend disbursing agent. Neither Chase
Manhattan  Bank,  N.A.  nor State  Street Bank and Trust Company have any part in determining the investment policies of the Fund or in determining which portfolio securities are to be purchased or sold by the Fund or in the declaration of dividends and distributions.

Counsel and Independent Auditors
--------------------------------
     Kramer Levin Naftalis & Frankel LLP, 919 Third Avenue, New York, New York 10022 will pass upon legal matters for the Fund in connection with the offering of its shares. KPMG LLP, 345 Park Avenue, New York, New York 10154, has been selected as independent auditors for the Fund for the fiscal year ending December 31, 1999.

LEXINGTON MONEY MARKET TRUST
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
December 31, 1998



                                                                                               YIELD TO
                                                                                      MATURITY
   PRINCIPAL                                                            MATURITY     ON DATE OF          VALUE
    AMOUNT                             SECURITY                           DATE        PURCHASE          (NOTE 1)
==============   ===================================================   ==========   ============      =============
                 COMMERCIAL PAPER: 90.7%
 $ 3,900,000     American Express Company ..........................   01/14/99        5.22%           $ 3,892,803
   4,000,000     American General Finance Corporation ..............   01/27/99        5.22              3,985,324
   2,500,000     American Honda Finance Corporation ................   01/29/99        5.22              2,490,142
   1,500,000     American Honda Finance Corporation ................   01/12/99        5.23              1,497,663
     800,000     Bell Atlantic Network Funding, Inc. ...............   01/20/99        5.46                797,741
   3,500,000     Bemis Company, Inc. ...............................   01/20/99        5.32              3,490,358
   2,800,000     Block Financial Corporation .......................   01/22/99        5.45              2,791,311
   1,000,000     Block Financial Corporation .......................   01/08/99        5.22                999,008
   1,000,000     Central Illinois Light Company ....................   02/03/99        5.61                994,958
   1,465,000     Central Illinois Light Company ....................   01/19/99        5.41              1,461,118
     420,000     Central Illinois Light Company ....................   01/14/99        5.41                419,196
   4,200,000     Chrysler Financial Company ........................   02/11/99        5.39              4,174,935
   4,000,000     CSC Enterprises ...................................   02/02/99        5.39              3,981,333
   4,200,000     Deere and Company .................................   01/15/99        5.42              4,191,343
   1,000,000     Duke Capital Corporation ..........................   01/04/99        6.34                999,479
   2,400,000     Ford Motor Credit Company .........................   01/11/99        5.43              2,396,460
   1,100,000     Ford Motor Credit Company .........................   01/05/99        5.47              1,099,344
   1,100,000     General Electric Capital Corporation ..............   02/10/99        5.37              1,093,608
   1,000,000     General Electric Capital Corporation ..............   02/04/99        5.39                995,042
     300,000     General Electric Capital Corporation ..............   01/11/99        5.41                299,558
   1,500,000     General Motors Acceptance Corporation .............   01/27/99        5.20              1,494,518
   2,000,000     General Motors Acceptance Corporation .............   01/20/99        5.27              1,994,564
   4,000,000     IBM Corporation ...................................   01/19/99        5.36              3,989,500
   4,000,000     Knight-Ridder, Inc. ...............................   01/13/99        5.61              3,992,667
   4,000,000     Merrill Lynch and Company, Inc. ...................   01/28/99        5.24              3,984,700
     254,000     Merrill Lynch and Company, Inc. ...................   01/15/99        5.22                253,497
   4,300,000     Prudential Funding Corporation ....................   01/26/99        5.19              4,284,920
   1,310,000     Procter and Gamble Company ........................   01/22/99        5.13              1,306,164
   3,000,000     Progress Capital Holdings, Inc. ...................   01/13/99        5.31              2,994,800
   1,000,000     Progress Capital Holdings, Inc. ...................   01/13/99        5.30                998,270
   1,400,000     Sears Roebuck Acceptance Corporation ..............   01/25/99        5.20              1,395,277
   1,300,000     Sears Roebuck Acceptance Corporation ..............   01/11/99        5.43              1,298,086
   3,000,000     USAA Capital Corporation ..........................   01/21/99        5.37              2,991,250
     400,000     USAA Capital Corporation ..........................   01/21/99        5.32                398,844
   3,200,000     Volkswagen of America, Inc. .......................   01/04/99        5.33              3,198,600
   2,700,000     Xerox Credit Corporation ..........................   01/12/99        5.36              2,695,669
                                                                                                       -----------
                 TOTAL COMMERCIAL PAPER (cost $79,322,050)..........                                    79,322,050
                                                                                                       -----------

LEXINGTON MONEY MARKET TRUST
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
December 31, 1998 (continued)


                                                                                          YIELD TO
                                                                                          MATURITY
   PRINCIPAL                                                                MATURITY     ON DATE OF        VALUE
    AMOUNT                               SECURITY                             DATE        PURCHASE        (NOTE 1)
==============   =======================================================   ==========   ============   =============
                 ADJUSTABLE RATE NOTE: 8.2%
 $ 3,200,000     Community Health System, Inc. Series A
                  First Union National Bank* ...........................   10/01/03     6.05%           $ 3,200,000
   4,000,000     Virginia State Housing Development Authority
                  Series C* ............................................   01/01/47     6.00              4,000,000
                                                                                                        -----------
                 TOTAL ADJUSTABLE RATE NOTE (cost $7,200,000)...........                                  7,200,000
                                                                                                        -----------
                 TOTAL INVESTMENTS: 98.9%
                  (cost $86,522,050+) (Note 1)..........................                                 86,522,050
                 Other assets in excess of liabilities: 1.1% ...........                                    966,319
                                                                                                        -----------
                 TOTAL NET ASSETS: 100.0% (equivalent to $1.00
                  per share on 87,488,369 shares outstanding) ..........                                $87,488,369
                                                                                                        ===========

          * Seven day demand Floating Rate Note.
          + Aggregate cost for Federal income tax purposes is identical.














   The Notes to Financial Statements are an integral part of this statement.

LEXINGTON MONEY MARKET TRUST
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1998



ASSETS
Investments, at value (cost $86,522,050) (Note 1) .......................................   $86,522,050
Cash ....................................................................................        82,980
Receivable for shares sold ..............................................................     1,267,478
Dividends and interest receivable .......................................................        32,508
                                                                                            -----------
Total Assets ............................................................................    87,905,016
                                                                                            -----------
LIABILITIES
Due to Lexington Management Corporation (Note 2) ........................................        34,838
Payable for shares redeemed .............................................................       283,206
Accrued expenses ........................................................................        98,603
                                                                                            -----------
Total Liabilities .......................................................................       416,647
                                                                                            -----------
NET ASSETS (equivalent to $1.00 per share on 87,488,369 shares outstanding)
  (Note 3) ..............................................................................   $87,488,369
                                                                                            ===========
NET ASSETS consist of:
Shares of beneficial interest - $.10 par value per share ................................   $ 8,748,837
Additional paid-in capital - unlimited authorized shares of beneficial interest at no par
 value ..................................................................................    78,739,532
                                                                                            -----------
TOTAL NET ASSETS ........................................................................   $87,488,369
                                                                                            ===========

LEXINGTON MONEY MARKET TRUST
STATEMENT OF OPERATIONS
Year ended December 31, 1998


INVESTMENT INCOME
Interest income .......................................................                 $5,067,649
EXPENSES
   Investment advisory fee (Note 2) ...................................    $ 455,434
   Transfer agent and shareholder servicing expenses (Note 2) .........      206,558
   Accounting expenses (Note 2) .......................................       83,150
   Printing and mailing expenses ......................................       59,720
   Registration fees ..................................................       30,958
   Professional fees ..................................................       30,415
   Directors' fees and expenses .......................................       20,984
   Computer processing fees ...........................................       18,670
   Custodian expenses .................................................       16,060
   Other expenses .....................................................       37,129
                                                                           ---------
    Total expenses ....................................................      959,078
    Less: expenses recovered under contract with
     investment adviser (Note 2) ......................................      (47,843)      911,235
                                                                           ---------    ----------
    Net investment income .............................................                  4,156,414
                                                                                        ----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ......................                 $4,156,414
                                                                                        ==========

  The Notes to Financial Statements are an integral part of these statements.

LEXINGTON MONEY MARKET TRUST
STATEMENTS OF CHANGES IN NET ASSETS
Years ended December 31, 1998 and 1997


                                                                                   1998              1997
                                                                             ---------------   ---------------
Net investment income ....................................................    $  4,156,414      $  4,174,353
Distributions to shareholders from net investment income .................      (4,156,414)       (4,174,353)
Decrease in net assets from capital share transactions (Note 3) ..........      (7,660,816)       (2,377,208)
                                                                              ------------      ------------
Net decrease in net assets ...............................................      (7,660,816)       (2,377,208)
NET ASSETS
  Beginning of period ....................................................      95,149,185        97,526,393
                                                                              ------------      ------------
  End of period ..........................................................    $ 87,488,369      $ 95,149,185
                                                                              ============      ============

LEXINGTON MONEY MARKET TRUST
NOTES TO FINANCIAL STATEMENTS
December 31, 1998 and 1997

1. SIGNIFICANT ACCOUNTING POLICIES
Lexington Money Market Trust (the "Trust") is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Trust's investment objective is to seek a high level of current income from short-term investments as is consistent with the preservation of capital and liquidity. The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:
     INVESTMENTS Security transactions are accounted for on a trade date basis. Investments are valued at amortized cost, which approximates market value. Under this valuation method, a portfolio instrument is valued at cost and any discount or premium is amortized on a constant basis to the maturity of the instrument. Interest income is accrued as earned.
     FEDERAL INCOME TAXES It is the Trust's intention to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes is required.
     DIVIDENDS Dividends are declared daily from the total of net investment income and net realized gain (loss) on investments.

     USE OF ESTIMATES The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATE The Trust pays an investment advisory fee to Lexington Management Corporation ("LMC") at an annual rate of 0.50% of the Trust's average daily net assets up to $500 million and 0.45% of its average daily net assets in excess of $500 million. LMC is required to reimburse the Trust for any expenses, including the investment adviser's fee but excluding interest and taxes, in excess of 1.0% of the Trust's average daily net assets. Reimbursement for the year ended December 31, 1998 amounted to $47,843 and is set forth in the statement of operations.


  The Notes to Financial Statements are an integral part of these statements.

LEXINGTON MONEY MARKET TRUST
NOTES TO FINANCIAL STATEMENTS
December 31, 1998 and 1997 (continued)

2. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATE (continued) The Trust also reimburses LMC for certain expenses, including accounting and shareholder servicing costs of $175,762 which are incurred by the Trust, but paid by LMC.

3. SHARES OF BENEFICIAL INTEREST
Transactions (at $1.00 per share) in shares were as follows:

                                                                         Year ended
                                                           December 31, 1998     December 31, 1997
                                                          -------------------   ------------------
       Shares sold ....................................         88,962,867          116,527,395
       Shares issued to shareholders on reinvestment of
        dividends .....................................          3,802,714            3,869,183
                                                                ----------          -----------
                                                                92,765,581          120,396,578
       Shares redeemed ................................       (100,426,397)        (122,773,786)
                                                              ------------         ------------
       Net decrease ...................................         (7,660,816)          (2,377,208)
                                                              ============         ============

4. CASH
In order to facilitate the clearing process for redemptions by check, the Trust maintains a compensating balance with its transfer agent. At December 31, 1998, this compensating balance amounted to $58,900 and is included in cash in the statement of assets and liabilities.

5. TAX INFORMATION (UNAUDITED)
For the year ended December 31, 1998, the percentage of ordinary income dividends paid by the Fund derived from agency and direct obligations of the United States government were as follows:
                          U.S. Treasury...............................  0.10%
                          Federal Home Loan Bank......................  1.94
--------------------------------------------------------------------------------
LEXINGTON MONEY MARKET TRUST

FINANCIAL HIGHLIGHTS
Selected per share data for a share outstanding throughout the period:

                                                                               Year ended December 31,
                                                       ------------------------------------------------------------------------
                                                           1998           1997           1996           1995           1994
                                                       ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period ...............     $   1.00        $  1.00        $  1.00        $  1.00        $  1.00
                                                         --------        -------        -------        -------        -------
Income from investment operations:
 Net investment income .............................       0.0455         0.0458         0.0441         0.0495         0.0330
Less distributions:
 Distributions from net investment income ..........      (0.0455)       (0.0458)       (0.0441)       (0.0495)       (0.0330)
                                                         --------       ---------      ---------      ---------      ---------
Net asset value, end of period .....................     $   1.00        $  1.00        $  1.00        $   1.00       $   1.00
                                                         ========       =========      =========      =========      =========
Total return .......................................        4.64*           4.68%          4.50%          5.06%          3.35%
Ratio to average net assets:
 Expenses, before reimbursement or waivers .........        1.05%           1.04%          1.04%          1.08%          1.02%
 Expenses, net of reimbursement or waivers .........        1.00%           1.00%          1.00%          1.00%          1.00%
 Net investment income, before reimbursement
  or waivers .......................................        4.51%           4.55%          4.37%          4.87%          3.30%
Net investment income ..............................        4.56%           4.58%          4.41%          4.95%          3.32%
Net assets, end of period (000's omitted) ..........     $ 87,488       $ 95,149       $ 97,526       $ 88,786       $111,805

INDEPENDENT AUDITORS' REPORT


The Board of Trustees and Shareholders
Lexington Money Market Trust:

     We have audited the accompanying statements of net assets (including the portfolio of investments) and assets and liabilities of Lexington Money Market Trust as of December 31, 1998, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lexington Money Market Trust as of December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                                                                   KPMG LLP



New York, New York
February 8, 1999